UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06383
                                                     ---------------------

               Nuveen Michigan Quality Income Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: July 31
                                           ------------------

                  Date of reporting period: July 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                     ANNUAL REPORT July 31, 2006

                         Nuveen Investments
                         Municipal Exchange-Traded
                         Closed-End Funds

     NUVEEN MICHIGAN
      QUALITY INCOME
MUNICIPAL FUND, INC.
                 NUM

     NUVEEN MICHIGAN
      PREMIUM INCOME
MUNICIPAL FUND, INC.
                 NMP

     NUVEEN MICHIGAN
  DIVIDEND ADVANTAGE
      MUNICIPAL FUND
                 NZW

         NUVEEN OHIO
      QUALITY INCOME
MUNICIPAL FUND, INC.
                 NUO

         NUVEEN OHIO
  DIVIDEND ADVANTAGE
      MUNICIPAL FUND
                 NXI

         NUVEEN OHIO
  DIVIDEND ADVANTAGE
    MUNICIPAL FUND 2
                 NBJ

         NUVEEN OHIO
  DIVIDEND ADVANTAGE
    MUNICIPAL FUND 3
                 NVJ

Photo of: Man, woman and child at the beach.
Photo of: A child.

DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


Chairman's
     LETTER TO SHAREHOLDERS


Once again, I am pleased to report that over the twelve- month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.


"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the Internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2006

Nuveen Investments Michigan and Ohio Municipal Exchange-Traded
Closed-End Funds
(NUM, NMP, NZW, NUO, NXI, NBJ, NVJ)

Portfolio Manager's
        COMMENTS


Portfolio manager Cathryn Steeves discusses economic and municipal market conditions at both the national and state levels, key investment strategies, and the annual performance of these seven Nuveen Funds. Cathryn, who joined Nuveen in 1996, has managed the Ohio Funds since 2004 and the Michigan Funds since 2005.



WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED JULY 31, 2006?

During this reporting period, we saw an increase in interest rates (and a corresponding drop in bond prices) across virtually the entire yield curve, although during much of the period rates at the longer end of the curve generally remained more stable than short-term rates. Between August 1, 2005 and July 31, 2006, the Federal Reserve announced eight increases of 0.25% each in the fed funds rate, raising this short-term benchmark by 200 basis points from 3.25% to 5.25%. By comparison, the yield on the benchmark 10-year U.S. Treasury note ended July 2006 at 4.98%, up 70 basis points from 12 months earlier. This resulted in a yield curve flattening as shorter-term rates approached or exceeded the levels of longer-term rates.

In the municipal market, the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, stood at 5.13% at the end of July 2006, an increase of just 27 basis points from the beginning of August 2005.

Despite rising interest rates, record energy prices, and a softening housing market, the overall economy remained resilient. After expanding at an annual rate of 4.2% in the third quarter of 2005, the U.S. gross domestic product (GDP) growth rate slowed to 1.8% (annualized) in the fourth quarter of 2005, then rebounded sharply to 5.6% (annualized) in the first quarter of 2006. In the second quarter of 2006, GDP growth moderated to 2.9% (annualized), with the deceleration reflecting a downturn in federal spending as well as the largest decline in residential investment in 11 years. Despite sluggish payroll growth, the overall jobs picture remained positive, with national unemployment at 4.8% in July 2006, down from 5.0% in July 2005. However, the markets continued to keep a close eye on inflation trends, with the year-over-year increase in the Consumer Price Index register-ing 4.1% as of July 2006. During the first seven months of 2006, the increase in inflation was driven mainly by higher energy and transportation costs, rising at a rate of 4.8% (annualized), compared with 3.4% for all of 2005.

Over the 12 months ended July 2006, municipal bond supply nationwide remained strong, as $403.6 billion in new securities came to market, up 3% from the previous 12 months. However, following record levels of municipal issuance in calendar year 2005, we saw a drop-off in new supply during the first seven months of 2006, when issuance totaled $205.2 billion, off 16% from the same period in 2005. A major factor in 2006's decline in supply was the sharp reduction in pre-refunding volume, which dropped 57% from last year's levels, as rising interest rates made advance refundings less economically attractive. In the month of July 2006 alone, pre-refunding volume was down 85% compared with July 2005. Overall, demand for municipal bonds, especially those offering higher yields, continued to be strong and broad-based, with retail investors, property and casualty insurance companies, and hedge funds all participating in the market.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN MICHIGAN AND OHIO DURING THIS PERIOD?

Michigan and Ohio were among the slowest growing state economies in the nation in 2005, with Michigan ranking 49th with a gross state product (GSP) growth of $0.1 billion and Ohio ranking 47th with a GSP growth of $1.0 billion, compared with the national average of $3.5 billion. Michigan's economy continued to rely heavily on the manufacturing sector, which has lost thousands of jobs in recent years, and specifically on the auto industry, with General Motors, Ford, and Chrysler comprising the top three employers in the state. Although international auto parts makers have continued to move to Michigan, ongoing layoffs by auto-related industries leave the state vulnerable to further employment declines. As of July 2006, Michigan's jobless rate was 7.0%, higher than the 6.7% posted a year earlier and up from the four-year low of 6.0% registered in May 2006. This represented the second highest state unemployment rate in the nation for July 2006. As of July 31, 2006, Michigan general obligation bonds were rated Aa2/AA/AA by Moody's, Standard & Poor's, and Fitch, respectively. For the 12 months ended July 31, 2006, municipal issuance in Michigan totaled $14.3 billion, an increase of 7% over the previous 12 months, making Michigan the 6th largest state issuer in the nation.

During the first seven months of 2006, however, issuance in the state declined sharply, with $6.6 billion in new paper, down 41% compared with the same period in 2005.

Ohio also continued to have high exposure to the manufacturing sector, including the auto industry, which impacted both economic and job growth in the state. However, the education, health care, and leisure and hospitality sectors helped to provide some recovery. As of July 2006, Ohio's unemployment rate stood at 5.8%, down from 5.9% in July 2005 but higher than the 52-month low of 5.0% reached in March 2006. Moody's, S&P, and Fitch continued to rate Ohio general obligation debt at Aa1, AA+, and AA+, respectively. For the 12 months ended July 31, 2006, municipal issuance in Ohio reached $12.0 billion, an increase of 7% over the previous 12 months, ranking Ohio 9th among state issuers. During the first seven months of 2006, issuance in the state fell 24% compared with the same period in 2005, to $5.1 billion.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE MICHIGAN AND OHIO FUNDS DURING THIS REPORTING PERIOD?

As interest rates rose and the yield curve flattened during this 12-month period, we continued to emphasize careful management of the Funds' underlying portfolios in line with our established targets. This included a disciplined approach to duration1 management and yield curve positioning. In selecting new additions for the portfolios, we focused mainly on attractively priced, premium coupon2 bonds maturing in 20 to 30 years for the Michigan Funds and in 20 to 25 years for the Ohio Funds, depending on their differing needs. Overall, we believed that bonds in these parts of the curve offered strong performance potential, better value, and attractive reward opportunities without excessive risk.

To help maintain the Funds' durations within our preferred strategic range, we selectively sold holdings with shorter durations, including pre-refunded bonds with short call or maturity dates. Selling these shorter-term bonds and reinvesting further out on the yield curve also helped to improve the Funds' overall call protection profile. With yields rising during this period, we also found some opportunities to sell a few of our holdings that were purchased when yields were lower and we replaced them with similar, newer



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 Premium coupon bonds are credits that are trading above their par values because their coupons are higher than current coupon levels. Historically, these bonds have held their value better than current coupon bonds when interest rates rise.

credits that yielded comparatively more. This process allowed us to maintain the Funds' current portfolio characteristics while strengthening their future income streams.

In looking for potential purchase candidates, we kept an opportunistic eye toward all types of issuance that we believed could add value to the Funds' portfolios. As previously mentioned, while issuance in Michigan and Ohio was up for the 12-month period as a whole, both states saw declines in municipal supply during the first seven months of 2006, with Michigan experiencing the sharper drop-off. In general, however, these declines did not have a major impact on the implementation of strategies we had planned for these Funds. Since Michigan and Ohio are relatively high-quality states, much of the new supply was highly rated and/or insured, and the majority of our new purchases were higher-rated credits. For the Michigan Funds, we purchased insured Detroit water and sewer bonds that offered the longer maturities we were seeking for these Funds.

We also continued to emphasize maintaining the Funds' weightings of BBB rated and non-rated bonds. As municipal supply tightened in 2006, we generally found fewer interesting lower-rated credit opportunities in the Michigan and Ohio markets. As a result, several of these Funds, particularly the Michigan Funds, had less exposure to lower quality bonds than we would have liked. However, we did take advantage of opportunities when they presented themselves, adding a lower-rated charter school issue and healthcare bonds to the Michigan Funds.

In NZW and NVJ, our duration management strategies over the past 12 months included the use of forward interest rate swaps, a type of derivative financial instrument. We also purchased a small number of U.S. Treasury note futures contracts for NVJ. These hedging strategies were not an attempt to profit from correctly predicting the timing and direction of interest rate movements. Instead, our sole objective was to manage the Funds' durations (and price sensitivity) without having a negative impact on their income streams or common share dividends over the short term. During this reporting period, the hedges in NZW and NVJ performed as expected.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Michigan and Ohio Funds, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE*

For periods ended 7/31/06


MICHIGAN FUNDS                      1-YEAR            5-YEAR           10-YEAR
--------------------------------------------------------------------------------
NUM                                 1.41%             6.40%            6.48%
--------------------------------------------------------------------------------
NMP                                 2.06%             6.07%            6.71%
--------------------------------------------------------------------------------
NZW                                 2.46%             NA               NA
--------------------------------------------------------------------------------

Lehman Brothers Municipal
Bond Index3                         2.55%             4.99%            5.82%
--------------------------------------------------------------------------------
Lipper Michigan
Municipal Debt
Funds Average4                      2.21%             6.13%            6.32%
--------------------------------------------------------------------------------

OHIO FUNDS
--------------------------------------------------------------------------------
NUO                                 2.10%             6.20%            6.44%
--------------------------------------------------------------------------------
NXI                                 2.32%             6.93%            NA
--------------------------------------------------------------------------------
NBJ                                 1.96%             NA               NA
--------------------------------------------------------------------------------
NVJ                                 1.87%             NA               NA
--------------------------------------------------------------------------------

Lehman Brothers Municipal
Bond Index3                         2.55%             4.99%            5.82%
--------------------------------------------------------------------------------

Lipper Other States
Municipal Debt
Funds Average5                      2.46%             6.53%            6.69%
--------------------------------------------------------------------------------

*Annualized

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.



For the 12 months ended July 31, 2006, the total returns on net asset value
(NAV) for all of these Funds underperformed the return on the unmanaged Lehman Brothers Municipal Bond Index. NZW outperformed the average return for the Lipper Michigan peer group, while NMP and NUM underperformed the peer average. All of the Ohio Funds underperformed the Lipper Other States peer group average over this period. Shareholders of the Ohio Funds should note that the performance of the Lipper Other States category represents the overall average of returns for funds from 10 different



3 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman indexes do not reflect any expenses.

4 The Lipper Michigan Municipal Debt Funds category average is calculated using the returns of all exchange-traded closed-end funds in this category for each period as follows: 1 year, 7 funds; 5 years, 5 funds; and 10 years, 4 funds. Fund and Lipper returns assume reinvestment of dividends.

5 The Lipper Other States Municipal Debt Funds category average is calculated using the returns of all exchange-traded closed-end funds in this category for each period as follows: 1 year, 46 funds; 5 years, 27 funds; and 10 years, 18 funds. Fund and Lipper returns assume reinvestment of dividends.

states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

The major factor impacting the annual performance of these Funds, especially in relation to the return for the unleveraged Lehman Brothers Municipal Bond Index, was the Funds' use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders when interest rates fall or remain consistently low, this benefit is reduced when interest rates rise. With the increases in interest rates during this period, the decline in value of the bonds in the underlying portfolios of these Funds was exacerbated by the effects of leveraging. In addition, the benefits of leveraging are tied in part to the short-term rates leveraged Funds pay their MuniPreferred(R) shareholders. During periods of low short-term rates, these Funds generally pay lower dividends to their MuniPreferred shareholders, which can leave more earnings to support common share dividends. Conversely, when short-term interest rates rise, as they did during this reporting period, the Funds' borrowing costs also rise, impacting the Funds' income streams and total returns. Despite the rise in short-term rates over this one-year period, the Funds' leveraging strategy continued to benefit common shareholders, and we remain convinced that, over the long term, these benefits should continue. This is demonstrated by the five-year and ten-year return performance--both absolute and relative to the Lehman index--of NUM, NMP and NUO.

Other factors influencing the Funds' returns during this period included yield curve positioning and duration management, allocations to lower-rated credits (or credit risk), sector weightings, and pre-refunding activity. As the yield curve continued to flatten over the course of this period, bonds in the Lehman municipal index with maturities between two and six years generally were the most adversely impacted, and they generally underperformed long-intermediate bonds (those with maturities between 17 and 22 years) and long-term bonds (those with maturities of at least 22 years). In general, the Ohio Funds were well positioned across the yield curve during this period, with good exposure to the long-intermediate segment, but slightly underexposed to the longest part of the curve. Yield curve positioning was less of a factor in the performance of the Michigan Funds.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their allocations of lower-quality credits. The performance of this sector was largely the result of investor demand for the higher yields typically associated with lower-quality bonds. As of July 31, 2006, the Michigan Funds had weightings of BBB, below-investment-grade, and non-rated bonds ranging from 4% in NMP and 6% in NUM to 10% in NZW, while the Ohio Funds' allocations totaled 4% in NUO, 7% in NVJ, and 8% in NXI and NBJ. The heavier weightings of lower credit quality securities in NZW and NXI, helped the performances of these two Funds during this period. However, as noted earlier, the lack of lower-rated supply in Michigan and Ohio resulted in the Funds having less than optimal exposures to lower quality sectors, which hampered their performances. Among the lower-rated holdings making positive contributions to the Funds' total returns for this period were health care (including hospitals) credits and industrial development bonds, both of which ranked among the top performing revenue sectors in the Lehman Brothers municipal index, as well as bonds backed by the 1998 master tobacco settlement agreement (which comprised between 1% and 4% of the Ohio Funds' portfolios).

Housing bonds were also among some of the best performing credits in the Funds' portfolios, as rising interest rates lessened the incidence and impact of prepayments and bond calls. Both multi-family and single-family housing bonds were positive contributors across all of these Funds. Holdings of higher education credits also helped the performance of the Ohio Funds.

During this period, we continued to see a number of advance refundings,6 which benefit the Funds through price appreciation and enhanced credit quality. With 18% of its portfolio holdings advance-refunded during this period, NXI in particular was positively impacted by these refinancings, while NBJ, NUO, and NVJ had 4%, 7%, and 11%, respectively, of their portfolios pre-refunded. Among the three Michigan Funds, pre-refundings during this period ranged from 6% in NMP and NZW to 9% in NUM.

While advance refundings generally enhanced performance for this 12-month period, the rising interest rate environment meant that the Funds' holdings of previously pre-refunded bonds tended to underperform the general municipal market. Among these seven Funds,


6 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older, existing bonds. This process often results in lower borrowing costs for bond issuers.

NUM had the heaviest allocation of these bonds going into this period. In addition, a bond call affecting one of NUM's multi-family housing holdings--credits issued by Michigan Housing Development Authority for Renaissance Court Apartments--adversely impacted this Fund's performance. NUM also had heavier exposure to non-callable bonds, which underperformed during this period.

HOW WERE THE FUNDS POSITIONED IN TERMS OF CREDIT QUALITY AND BOND CALLS AS OF JULY 31, 2006?

We continued to believe that maintaining strong credit quality was an important requirement. As of July 31, 2006, all of these Funds continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 82% in NBJ and NVJ, 83% in NZW, and 84% in NXI to 91% in NUMand NUO, and 92% in NMP.

As of July 31, 2006, potential call exposure for the period August 2006 through the end of 2008 ranged from 2% in NZW, 3% in NBJ, 7% in NXI, 8% in NUM, and 9% in NVJ to 14% in NMP and 16% in NUO. The number of actual bond calls in all of these Funds depends largely on future market interest rates.

Dividend and Share Price
       INFORMATION


As previously noted, all of these Funds use leverage to potentially enhance opportunities for additional income for common shareholders. During periods of rising short-term interest rates, as was the case during this reporting period, the Funds' borrowing costs also rise, reducing the extent of the benefits of leveraging. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields. These factors resulted in two monthly dividend reductions in NZW, NBJ, and NVJ, three in NUM, NMP and NUO, and four in NXI over the 12-month period ended July 31, 2006.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2005 as follows:

             LONG-TERM CAPITAL GAINS                    ORDINARY INCOME
                         (PER SHARE)                        (PER SHARE)
--------------------------------------------------------------------------------
NUM                          $0.1125                                 --
--------------------------------------------------------------------------------
NMP                          $0.1465                            $0.0023
--------------------------------------------------------------------------------
NUO                          $0.0543                            $0.0001
--------------------------------------------------------------------------------
NXI                          $0.0337                            $0.0018
--------------------------------------------------------------------------------
NBJ                          $0.0480                            $0.0001
--------------------------------------------------------------------------------

These distributions, which represented an important part of these Funds' total returns for this period, were generated by bond calls and the sale of appreciated securities. This had a slight negative impact on the Funds' earning power per common share and was a minor factor in the per share dividend reductions noted above.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of July 31, 2006, all of the

Michigan Funds had positive UNII balances for both financial statement and tax purposes. All of the Ohio Funds had negative UNII balances for financial statement purposes, and positive UNII balances for tax purposes as of July 31, 2006.

At the end of the reporting period, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             7/31/06                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                   PREMIUM/DISCOUNT
--------------------------------------------------------------------------------
NUM                           -5.01%                             -1.59%
--------------------------------------------------------------------------------
NMP                           -4.36%                             -1.85%
--------------------------------------------------------------------------------
NZW                           +5.82%                             +3.06%
--------------------------------------------------------------------------------
NUO                           -1.12%                             +0.71%
--------------------------------------------------------------------------------
NXI                           +0.20%                             +5.65%
--------------------------------------------------------------------------------
NBJ                           -0.74%                             +1.58%
--------------------------------------------------------------------------------
NVJ                           -2.06%                             +0.37%
--------------------------------------------------------------------------------

Nuveen Michigan Quality Income Municipal Fund, Inc.
NUM

Performance
     OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              83%
AA                                8%
A                                 3%
BBB                               4%
BB or Lower                       1%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                            0.072
Sep                            0.072
Oct                            0.072
Nov                            0.072
Dec                           0.0685
Jan                           0.0685
Feb                           0.0685
Mar                            0.065
Apr                            0.065
May                            0.065
Jun                            0.062
Jul                            0.062

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       15.72
                              15.7
                              15.61
                              15.78
                              15.75
                              16.07
                              16.1
                              15.84
                              15.82
                              16.05
                              16.08
                              15.96
                              15.7
                              15.65
                              15.59
                              15.48
                              15.25
                              15.1
                              14.99
                              14.91
                              14.56
                              14.7
                              14.68
                              14.92
                              15.06
                              15.07
                              15.12
                              15.28
                              15.18
                              15.29
                              15.42
                              15.45
                              15.65
                              15.5
                              15.28
                              15.11
                              15.1
                              14.9
                              14.77
                              14.72
                              15.1
                              15
                              14.75
                              14.87
                              15
                              14.76
                              14.47
                              14.24
                              14.29
                              14.69
                              14.38
                              14.25
                              14.35
7/31/06                       14.41


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.41
------------------------------------
Common Share
Net Asset Value               $15.17
------------------------------------
Premium/(Discount) to NAV     -5.01%
------------------------------------
Market Yield                   5.16%
------------------------------------
Taxable-Equivalent Yield1      7.48%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $177,734
------------------------------------
Average Effective
Maturity on Securities (Years) 14.01
------------------------------------
Leverage-Adjusted Duration      8.47
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.28%         1.41%
------------------------------------
5-Year          5.17%         6.40%
------------------------------------
10-Year         5.72%         6.48%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         31.0%
------------------------------------
U.S. Guaranteed                28.5%
------------------------------------
Tax Obligation/Limited          9.5%
------------------------------------
Health Care                     8.0%
------------------------------------
Utilities                       8.0%
------------------------------------
Water and Sewer                 5.9%
------------------------------------
Education and Civic
Organizations                   5.3%
------------------------------------
Other                           3.8%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2005 of $0.1125 per share.

Nuveen Michigan Premium Income Municipal Fund, Inc.
NMP

Performance
     OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              76%
AA                               16%
A                                 4%
BBB                               2%
BB or Lower                       1%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                             0.07
Sep                             0.07
Oct                             0.07
Nov                             0.07
Dec                           0.0665
Jan                           0.0665
Feb                           0.0665
Mar                            0.063
Apr                            0.063
May                            0.063
Jun                           0.0605
Jul                           0.0605

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       15.67
                              15.71
                              15.8
                              15.66
                              15.59
                              15.59
                              15.59
                              15.35
                              15.16
                              14.96
                              14.92
                              14.8
                              14.85
                              14.81
                              14.81
                              14.44
                              14.24
                              14.37
                              14.52
                              14.34
                              14.4
                              14.52
                              14.75
                              15.33
                              15.55
                              14.9
                              15.35
                              15.07
                              15.16
                              15.04
                              15.1
                              15.37
                              14.73
                              15.01
                              15
                              14.62
                              14.45
                              14.43
                              14.3
                              14.86
                              14.83
                              14.94
                              14.9
                              14.82
                              15.11
                              14.73
                              14.5
                              14.26
                              14.66
                              14.84
                              14.45
                              14.19
                              14.2
7/31/06                       14.27

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.27
------------------------------------
Common Share
Net Asset Value               $14.92
------------------------------------
Premium/(Discount) to NAV     -4.36%
------------------------------------
Market Yield                   5.09%
------------------------------------
Taxable-Equivalent Yield1      7.38%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $115,611
------------------------------------
Average Effective
Maturity on Securities (Years) 15.56
------------------------------------
Leverage-Adjusted Duration      7.04
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.12%         2.06%
------------------------------------
5-Year          6.10%         6.07%
------------------------------------
10-Year         7.48%         6.71%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         35.0%
------------------------------------
U.S. Guaranteed                18.0%
------------------------------------
Tax Obligation/Limited         11.9%
------------------------------------
Utilities                       9.3%
------------------------------------
Water and Sewer                 9.0%
------------------------------------
Health Care                     7.6%
------------------------------------
Other                           9.2%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.1488 per share.

Nuveen Michigan Dividend Advantage Municipal Fund
NZW

Performance
     OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              72%
AA                               11%
A                                 7%
BBB                               6%
BB or Lower                       2%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                           0.0745
Sep                           0.0745
Oct                           0.0745
Nov                           0.0745
Dec                           0.0745
Jan                           0.0745
Feb                           0.0745
Mar                           0.0705
Apr                           0.0705
May                           0.0705
Jun                           0.0675
Jul                           0.0675

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       16.79
                              16.35
                              16
                              15.92
                              15.9
                              15.94
                              15.95
                              15.74
                              15.78
                              15.65
                              15.71
                              15.7
                              15.42
                              15.23
                              15.9
                              15.05
                              14.91
                              14.8
                              14.8
                              14.57
                              14.8
                              14.87
                              15.12
                              15.2
                              15.32
                              15.38
                              15.8
                              15.95
                              16.15
                              16.2
                              16.11
                              16.25
                              16
                              15.86
                              15.32
                              15.73
                              15.76
                              15.8
                              16
                              16.06
                              16
                              15.4
                              15.25
                              15.39
                              15.65
                              15.41
                              15.36
                              15.4
                              15.59
                              15.48
                              15.37
                              15.5
                              15.8
7/31/06                       15.81


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.81
------------------------------------
Common Share
Net Asset Value               $14.94
------------------------------------
Premium/(Discount) to NAV      5.82%
------------------------------------
Market Yield                   5.12%
------------------------------------
Taxable-Equivalent Yield1      7.42%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $30,823
------------------------------------
Average Effective
Maturity on Securities (Years) 15.57
------------------------------------
Leverage-Adjusted Duration      7.99
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.47%         2.46%
------------------------------------
Since
Inception       6.95%         6.79%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                28.0%
------------------------------------
Tax Obligation/General         21.0%
------------------------------------
Water and Sewer                11.3%
------------------------------------
Health Care                    10.4%
------------------------------------
Utilities                      10.1%
------------------------------------
Tax Obligation/Limited          6.5%
------------------------------------
Other                          12.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Ohio Quality Income Municipal Fund, Inc.
NUO

Performance
      OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              69%
AA                               22%
A                                 5%
BBB                               3%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                           0.0765
Sep                            0.073
Oct                            0.073
Nov                            0.073
Dec                            0.073
Jan                            0.073
Feb                            0.073
Mar                            0.069
Apr                            0.069
May                            0.069
Jun                           0.0655
Jul                           0.0655

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       16.98
                              16.96
                              16.78
                              16.75
                              16.99
                              16.8
                              16.79
                              16.77
                              16.75
                              16.74
                              16.74
                              16.55
                              16.44
                              16.49
                              16.49
                              16.23
                              16.01
                              16.16
                              16.39
                              16.2
                              16.01
                              16.21
                              16.25
                              16.49
                              17
                              16.95
                              17.01
                              16.8
                              17.1
                              17.15
                              17.12
                              16.35
                              16.38
                              16.5
                              16.27
                              16.37
                              16.1
                              16.09
                              16.11
                              16.27
                              16.1
                              15.6
                              16.1
                              16.3
                              16.15
                              15.8
                              15.43
                              15.04
                              15.22
                              15.37
                              15.31
                              15.66
                              15.9
7/31/06                       15.83


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.83
------------------------------------
Common Share
Net Asset Value               $16.01
------------------------------------
Premium/(Discount) to NAV     -1.12%
------------------------------------
Market Yield                   4.97%
------------------------------------
Taxable-Equivalent Yield1      7.36%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $156,026
------------------------------------
Average Effective
Maturity on Securities (Years) 14.98
------------------------------------
Leverage-Adjusted Duration      7.32
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.36%         2.10%
------------------------------------
5-Year          4.80%         6.20%
------------------------------------
10-Year         5.82%         6.44%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         30.6%
------------------------------------
U.S. Guaranteed                18.4%
------------------------------------
Health Care                    11.7%
------------------------------------
Education and Civic
Organizations                   8.3%
------------------------------------
Water and Sewer                 6.7%
------------------------------------
Tax Obligation/Limited          5.9%
------------------------------------
Utilities                       4.7%
------------------------------------
Other                          13.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0544 per share.

Nuveen Ohio Dividend Advantage Municipal Fund
NXI

Performance
     OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              63%
AA                               21%
A                                 8%
BBB                               6%
N/R                               2%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                            0.078
Sep                           0.0745
Oct                           0.0745
Nov                           0.0745
Dec                            0.071
Jan                            0.071
Feb                            0.071
Mar                           0.0675
Apr                           0.0675
May                           0.0675
Jun                           0.0635
Jul                           0.0635

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       16.93
                              16.52
                              16.12
                              16.2
                              16.3
                              16.32
                              16.3
                              16.32
                              16.72
                              16.87
                              16.8
                              16.71
                              16.59
                              16.25
                              16.15
                              16.32
                              16.5
                              16.32
                              16.52
                              16.47
                              16.34
                              16.85
                              16.85
                              16.63
                              16.08
                              16.75
                              17.5
                              16.55
                              16.4
                              16.77
                              16.75
                              16.6
                              16.24
                              16.3
                              16
                              16.4
                              15.97
                              16.23
                              15.85
                              15.8
                              15.6
                              15.45
                              15.6
                              15.66
                              15.52
                              15.23
                              14.95
                              14.48
                              14.38
                              14.5
                              14.48
                              14.7
                              15.1
7/31/06                        15.05


FUND SNAPSHOT
------------------------------------
Common Share Price            $15.05
------------------------------------
Common Share
Net Asset Value               $15.02
------------------------------------
Premium/(Discount) to NAV      0.20%
------------------------------------
Market Yield                   5.06%
------------------------------------
Taxable-Equivalent Yield1      7.50%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $63,735
------------------------------------
Average Effective
Maturity on Securities (Years) 14.27
------------------------------------
Leverage-Adjusted Duration      7.18
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -6.53%         2.32%
------------------------------------
5-Year          5.64%         6.93%
------------------------------------
Since
Inception       5.99%         7.09%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         27.8%
------------------------------------
U.S. Guaranteed                22.7%
------------------------------------
Education and Civic
Organizations                  12.9%
------------------------------------
Utilities                       7.0%
------------------------------------
Tax Obligation/Limited          6.9%
------------------------------------
Health Care                     6.0%
------------------------------------
Water and Sewer                 4.5%
------------------------------------
Other                          12.2%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0355 per share.

Nuveen Ohio Dividend Advantage Municipal Fund 2
NBJ

Performance
     OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              70%
AA                               12%
A                                10%
BBB                               7%
N/R                               1%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Aug                             0.07
Sep                             0.07
Oct                             0.07
Nov                             0.07
Dec                           0.0665
Jan                           0.0665
Feb                           0.0665
Mar                           0.0665
Apr                           0.0665
May                           0.0665
Jun                            0.062
Jul                            0.062

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       15.41
                              15.12
                              14.98
                              15.1
                              15.17
                              15.38
                              15.67
                              15.18
                              15.37
                              15.25
                              15.08
                              14.79
                              14.85
                              14.82
                              15.08
                              14.8
                              15.45
                              15.37
                              15.75
                              15.84
                              15.75
                              15.35
                              15.68
                              15.3
                              15.6
                              15.5
                              16.4
                              16.3
                              16.21
                              16.16
                              15.76
                              15.1
                              15.5
                              15.45
                              15.3
                              15.11
                              15.05
                              15.32
                              15.5
                              15.46
                              15.18
                              15.44
                              15.5
                              15.4
                              15.15
                              14.83
                              14.49
                              14.7
                              14.3
                              14.01
                              14.1
                              14.45
                              14.7
7/31/06                       14.7


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.70
------------------------------------
Common Share
Net Asset Value               $14.81
------------------------------------
Premium/(Discount) to NAV     -0.74%
------------------------------------
Market Yield                   5.06%
------------------------------------
Taxable-Equivalent Yield1      7.50%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $46,242
------------------------------------
Average Effective
Maturity on Securities (Years) 15.00
------------------------------------
Leverage-Adjusted Duration      7.64
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          0.35%         1.96%
------------------------------------
Since
Inception       5.40%         6.66%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         30.9%
------------------------------------
Health Care                    15.7%
------------------------------------
U.S. Guaranteed                11.8%
------------------------------------
Tax Obligation/Limited         10.3%
------------------------------------
Education and Civic
Organizations                   7.6%
------------------------------------
Utilities                       6.0%
------------------------------------
Consumer Staples                5.8%
------------------------------------
Transportation                  5.2%
------------------------------------
Other                           6.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2005 of $0.0481 per share.

Nuveen Ohio Dividend Advantage Municipal Fund 3
NVJ

Performance
     OVERVIEW  As of July 31, 2006


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              65%
AA                               17%
A                                11%
BBB                               7%

Bar Chart:
2005-2006 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Aug                            0.069
Sep                            0.069
Oct                            0.069
Nov                            0.069
Dec                           0.0655
Jan                           0.0655
Feb                           0.0655
Mar                           0.0655
Apr                           0.0655
May                           0.0655
Jun                           0.0615
Jul                           0.0615

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
8/01/05                       15.7
                              16.07
                              15.93
                              15.98
                              15.72
                              15.79
                              15.78
                              15.48
                              15.32
                              15.1
                              15.38
                              15.07
                              15.1
                              15.2
                              15.75
                              15.7
                              15.13
                              15.1
                              15.16
                              15.38
                              15.12
                              14.98
                              15.1
                              15.09
                              15.18
                              15.35
                              15.82
                              15.8
                              15.81
                              15.91
                              15.58
                              15.35
                              15.35
                              15.18
                              15.45
                              15.65
                              15.65
                              15.38
                              15.67
                              16.05
                              15.83
                              15.87
                              15.55
                              15.4
                              15.4
                              15.01
                              14.49
                              14.46
                              14.38
                              14.02
                              14.05
                              14.1
                              14.67
7/31/06                       14.75


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.75
------------------------------------
Common Share
Net Asset Value               $15.06
------------------------------------
Premium/(Discount) to NAV     -2.06%
------------------------------------
Market Yield                   5.00%
------------------------------------
Taxable-Equivalent Yield1      7.41%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $32,506
------------------------------------
Average Effective
Maturity on Securities (Years) 13.70
------------------------------------
Leverage-Adjusted Duration      7.37
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.33%         1.87%
------------------------------------
Since
Inception       5.44%         7.06%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         27.8%
------------------------------------
U.S. Guaranteed                18.5%
------------------------------------
Tax Obligation/Limited         14.2%
------------------------------------
Health Care                    10.6%
------------------------------------
Education and Civic
Organizations                   8.2%
------------------------------------
Transportation                  6.0%
------------------------------------
Other                          14.7%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.5%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM


THE BOARDS OF DIRECTORS, TRUSTEES AND SHAREHOLDERS
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 (the "Funds"), as of July 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 at July 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 21, 2006

                        Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 8.2% (5.3% OF TOTAL INVESTMENTS)

$         700   Chandler Park Academy, Michigan, Public School Academy               11/15 at 100.00        BBB-     $      685,909
                 Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/35

        1,380   Ferris State College, Michigan, General Revenue Bonds,                4/08 at 100.00         AAA          1,397,733
                 Series 1998, 5.000%, 10/01/23 - AMBAC Insured

        1,685   Michigan Higher Education Facilities Authority, Limited               9/11 at 100.00         Aaa          1,801,922
                 Obligation Revenue Refunding Bonds, Kettering University,
                 Series 2001, 5.500%, 9/01/17 - AMBAC Insured

        1,500   Michigan Higher Education Student Loan Authority, Revenue               No Opt. Call         AAA          1,554,945
                 Bonds, Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Michigan Higher Education Student Loan Authority, Revenue             9/12 at 100.00         AAA          1,033,310
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

                Michigan Technological University, General Revenue Bonds,
                Series 2004A:
        1,115    5.000%, 10/01/22 - MBIA Insured                                     10/13 at 100.00         AAA          1,159,009
        1,170    5.000%, 10/01/23 - MBIA Insured                                     10/13 at 100.00         AAA          1,213,840

                Wayne State University, Michigan, General Revenue Bonds,
                Series 1999:
        3,430    5.250%, 11/15/19 - FGIC Insured                                     11/09 at 101.00         AAA          3,596,012
        1,000    5.125%, 11/15/29 - FGIC Insured                                     11/09 at 101.00         AAA          1,031,540

        1,000   Western Michigan University, General Revenue Refunding               11/13 at 100.00         AAA          1,044,930
                 Bonds, Series 2003, 5.000%, 11/15/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,980   Total Education and Civic Organizations                                                                  14,519,150
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 12.4% (8.0% OF TOTAL INVESTMENTS)

        2,900   Dearborn Hospital Finance Authority, Michigan, Hospital              11/06 at 101.00         AAA          2,962,495
                 Revenue Bonds, Oakwood Obligated Group, Series 1995A,
                 5.875%, 11/15/25 - FGIC Insured

        1,235   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          1,264,319
                 Mortgage Hospital Revenue Bonds, Portage Health System
                 Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

          601   Michigan State Hospital Finance Authority, Collateralized Loan,         No Opt. Call         N/R            602,850
                 Detroit Medical Center, Series 2001, 7.360%, 3/01/07

        2,700   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-          2,547,882
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/28

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00        BBB+          1,041,840
                 Refunding Bonds, Memorial Healthcare Center Obligated
                 Group, Series 1999, 5.875%, 11/15/21

                Michigan State Hospital Finance Authority, Hospital Revenue
                Refunding Bonds, Mercy Mt. Clemens Corporation Obligated
                Group, Series 1999A:
        3,385    5.750%, 5/15/17 - MBIA Insured                                       5/09 at 101.00         AAA          3,561,494
          500    5.750%, 5/15/29 - MBIA Insured                                       5/09 at 101.00         AAA            526,165

          500   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            491,550
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37

          500   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00        Baa1            495,315
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

        1,000   Monroe County Hospital Finance Authority, Michigan,                   6/16 at 100.00        BBB-          1,016,340
                 Mercy Memorial Hospital Corporation Revenue Bonds,
                 Series 2006, 5.375%, 6/01/26

        5,500   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          5,685,298
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

        2,195   University of Michigan, Medical Service Plan Revenue Bonds,             No Opt. Call         AA+          1,851,197
                 Series 1991, 0.000%, 12/01/10

------------------------------------------------------------------------------------------------------------------------------------
       22,016   Total Health Care                                                                                        22,046,745
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 2.9% (1.9% OF TOTAL INVESTMENTS)

$       2,675   Michigan Housing Development Authority, FNMA Limited                 12/20 at 101.00         AAA     $    2,840,796
                 Obligation Multifamily Housing Revenue Bonds, Parkview
                 Place Apartments, Series 2002A, 5.550%, 12/01/34
                 (Alternative Minimum Tax)

        1,055   Michigan Housing Development Authority, Rental Housing                4/09 at 101.00         AAA          1,063,630
                 Revenue Bonds, Series 1999A, 5.300%, 10/01/37 - MBIA
                 Insured (Alternative Minimum Tax)

        1,300   Michigan Housing Development Authority, Rental Housing                7/15 at 100.00         AAA          1,317,589
                 Revenue Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,030   Total Housing/Multifamily                                                                                 5,222,015
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.5% (0.4% OF TOTAL INVESTMENTS)

        1,000   Michigan Housing Development Authority, Single Family                 1/11 at 100.00         AAA          1,022,800
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         N/R          1,010,860
                 Presbyterian Villages of Michigan Obligated Group,
                 Series 2005, 5.250%, 11/15/25

          200   Michigan Strategic Fund, Limited Obligation Revenue Refunding         7/08 at 101.00        BBB+            201,572
                 Bonds, Porter Hills Presbyterian Village, Series 1998,
                 5.375%, 7/01/28

------------------------------------------------------------------------------------------------------------------------------------
        1,200   Total Long-Term Care                                                                                      1,212,432
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)

        1,750   Dickinson County Economic Development Corporation,                   11/14 at 100.00         BBB          1,722,350
                 Michigan, Pollution Control Revenue Bonds, International
                 Paper Company, Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 47.0% (30.4% OF TOTAL INVESTMENTS)

        1,000   Anchor Bay School District, Macomb and St. Clair Counties,            5/12 at 100.00          AA          1,033,000
                 Michigan, General Obligation Refunding Bonds, Series 2002,
                 5.000%, 5/01/25

                Anchor Bay School District, Macomb and St. Clair Counties,
                Michigan, Unlimited Tax General Obligation Refunding Bonds,
                Series 2001:
        2,500    5.000%, 5/01/21                                                      5/11 at 100.00          AA          2,589,500
        3,200    5.000%, 5/01/29                                                      5/11 at 100.00          AA          3,264,096

        1,000   Belding School District, Ionia, Kent and Montcalm Counties,           5/08 at 100.00         AAA          1,009,430
                 Michigan, General Obligation Refunding Bonds, Series 1998,
                 5.000%, 5/01/26 - AMBAC Insured

        1,200   Birmingham, Michigan, General Obligation Bonds, Series 2002,         10/12 at 100.50         AAA          1,251,276
                 5.000%, 10/01/20

        1,320   Bridgeport Spaulding Community School District, Saginaw               5/12 at 100.00          AA          1,425,151
                 County, Michigan, General Obligation Bonds, Series 2002,
                 5.500%, 5/01/16

        2,110   Caledonia Community Schools, Kent, Allegan and Barry                  5/13 at 100.00          AA          2,251,687
                 Counties, Michigan, General Obligation Bonds, Series 2003,
                 5.250%, 5/01/20

        1,000   Caledonia Community Schools, Kent, Allegan and Barry                  5/15 at 100.00         AAA          1,039,800
                 Counties, Michigan, General Obligation Bonds, Series 2005,
                 5.000%, 5/01/25 - MBIA Insured

        2,000   Detroit City School District, Wayne County, Michigan, General           No Opt. Call         AAA          2,329,820
                 Obligation Bonds, Series 2002A, 6.000%, 5/01/19 -
                 FGIC Insured

        1,195   Detroit, Michigan, General Obligation Bonds, Series 2004A-1,          4/14 at 100.00         AAA          1,258,431
                 5.250%, 4/01/24 - AMBAC Insured

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
        8,900    0.000%, 12/01/25                                                       No Opt. Call         AAA          3,564,094
        3,000    0.000%, 12/01/26                                                       No Opt. Call         AAA          1,139,010

        1,400   Howell Public Schools, Livingston County, Michigan, General          11/13 at 100.00          AA          1,456,588
                 Obligation Bonds, Series 2003, 5.000%, 5/01/21

        1,065   Jackson Public Schools, Jackson County, Michigan, General             5/14 at 100.00         AAA          1,108,282
                 Obligation School Building and Site Bonds, Series 2004,
                 5.000%, 5/01/22 - FSA Insured

        1,935   Kalamazoo Public Schools, Michigan, General Obligation                5/16 at 100.00         AAA          2,019,095
                 Bonds, Series 2006, 5.000%, 5/01/25 - FSA Insured

        2,000   Lake Fenton Community Schools, Genesee County, Michigan,              5/12 at 100.00          AA          2,068,660
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/24


                                       23

                        Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,790   Lansing Building Authority, Michigan, General Obligation              6/13 at 100.00         AAA     $    1,845,758
                 Bonds, Series 2003A, 5.000%, 6/01/26 - MBIA Insured

        2,505   Lincoln Consolidated School District, Washtenaw and Wayne             5/16 at 100.00         AAA          2,613,867
                 Counties, Michigan, General Obligation Bonds, Series 2006,
                 5.000%, 5/01/25 - MBIA Insured

        2,810   Livonia Public Schools, Wayne County, Michigan, General               5/14 at 100.00         AAA          2,929,818
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 - MBIA Insured

        3,880   Mayville Community Schools, Tuscola County, Michigan,                11/14 at 100.00         AAA          3,994,693
                 General Obligation Bonds, School Building and Site Project,
                 Series 2004, 5.000%, 5/01/34 - FGIC Insured

        2,100   Michigan Municipal Bond Authority, General Obligation Bonds,          6/15 at 100.00         AAA          2,201,451
                 Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                 FSA Insured

        4,000   Michigan, General Obligation Bonds, Environmental Protection          5/13 at 100.00          AA          4,274,680
                 Program, Series 2003A, 5.250%, 5/01/20

        2,500   Montrose School District, Michigan, School Building and Site            No Opt. Call         AAA          2,961,850
                 Bonds, Series 1997, 6.000%, 5/01/22 - MBIA Insured

        1,100   Muskegon County, Michigan, Limited Tax General Obligation             7/11 at 100.00         AAA          1,125,685
                 Wastewater Management System 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

        1,000   Oakland County Building Authority, Michigan, General                  9/11 at 100.00         AAA          1,045,170
                 Obligation Bonds, Series 2002, 5.125%, 9/01/22

                Oakridge Public Schools, Muskegon County, Michigan, General
                Obligation Bonds, Series 2005:
        1,535    5.000%, 5/01/20 - MBIA Insured                                       5/15 at 100.00         AAA          1,611,996
        1,595    5.000%, 5/01/22 - MBIA Insured                                       5/15 at 100.00         AAA          1,666,727

        4,340   Plymouth-Canton Community School District, Wayne and                  5/14 at 100.00         AAA          4,490,424
                 Washtenaw Counties, Michigan, General Obligation Bonds,
                 Series 2004, 5.000%, 5/01/26 - FGIC Insured

        4,200   Puerto Rico, General Obligation and Public Improvement Bonds,           No Opt. Call         AAA          4,740,036
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

        3,175   South Redford School District, Wayne County, Michigan,                5/15 at 100.00         AAA          3,273,489
                 General Obligation Bonds, School Building and Site,
                 Series 2005, 5.000%, 5/01/30 - MBIA Insured

        1,655   Southfield Library Building Authority, Michigan, General              5/15 at 100.00         AAA          1,718,436
                 Obligation Bonds, Series 2005, 5.000%, 5/01/26 -
                 MBIA Insured

        2,275   Troy City School District, Oakland County, Michigan, General          5/16 at 100.00         AAA          2,407,109
                 Obligation Bonds, Series 2006, 5.000%, 5/01/19 -
                 MBIA Insured

        1,050   Warren Consolidated School District, Macomb and Oakland              11/11 at 100.00         AAA          1,117,589
                 Counties, Michigan, General Obligation Bonds, Series 2001,
                 5.375%, 5/01/19 - FSA Insured

        5,000   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          5,159,800
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/21 -
                 MBIA Insured

        3,350   Wayne Westland Community Schools, Michigan, General                  11/14 at 100.00         AAA          3,544,133
                 Obligation Bonds, Series 2004, 5.000%, 5/01/17 - FSA Insured

        1,725   Williamston Community School District, Michigan, Unlimited              No Opt. Call         AAA          1,964,240
                 Tax General Obligation QSBLF Bonds, Series 1996,
                 5.500%, 5/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       86,410   Total Tax Obligation/General                                                                             83,494,871
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 14.7% (9.5% OF TOTAL INVESTMENTS)

        1,000   Grand Rapids Building Authority, Kent County, Michigan,                 No Opt. Call          AA          1,071,010
                 Limited Tax General Obligation Bonds, Series 1998,
                 5.000%, 4/01/16

        1,345   Grand Rapids Building Authority, Kent County, Michigan,              10/11 at 100.00         AAA          1,386,910
                 Limited Tax General Obligation Bonds, Series 2001,
                 5.125%, 10/01/26 - MBIA Insured

           60   Michigan Municipal Bond Authority, Local Government Loan             11/06 at 100.00         Aa3             60,133
                 Program Revenue Sharing Bonds, Series  1992D,
                 6.650%, 5/01/12

        2,135   Michigan State Building Authority, Revenue Bonds, Facilities         10/15 at 100.00         AAA          2,208,892
                 Program, Series 2005II, 5.000%, 10/15/33 - AMBAC Insured


                                       24

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003II:
$       5,100    5.000%, 10/15/22 - MBIA Insured                                     10/13 at 100.00         AAA     $    5,301,909
        5,000    5.000%, 10/15/23 - MBIA Insured                                     10/13 at 100.00         AAA          5,187,600

        3,500   Michigan State Trunk Line, Fund Refunding Bonds, Series 2002,        10/12 at 100.00         AAA          3,711,295
                 5.250%, 10/01/21 - FSA Insured

          915   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB-          1,054,519
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        4,100   Puerto Rico, Highway Revenue Bonds, Highway and                       7/16 at 100.00        BBB+          4,372,527
                 Transportation Authority, Series 1996Y, 5.500%, 7/01/36

        1,800   Wayne County, Dearborn Heights, Michigan, Tax Increment              10/10 at 100.00         AAA          1,838,538
                 Financing Authority, Limited Tax General Obligation Bonds,
                 Police and Courthouse Facility, Series 2001A, 5.000%, 10/01/26 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,955   Total Tax Obligation/Limited                                                                             26,193,333
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 0.6% (0.4% OF TOTAL INVESTMENTS)

        1,000   Capital Region Airport Authority, Michigan, Revenue Refunding         7/12 at 100.00         AAA          1,034,600
                 Bonds, Series 2002, 5.250%, 7/01/21 - MBIA Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 44.1% (28.5% OF TOTAL INVESTMENTS) (4)

        1,850   Allegan County Public School District, Michigan, General              5/10 at 100.00         AAA          1,966,236
                 Obligation Bonds, Series 2000, 5.600%, 5/01/20
                 (Pre-refunded 5/01/10) - FSA Insured

        2,190   Anchor Bay School District, Macomb and St. Clair Counties,            5/09 at 100.00         AAA          2,316,998
                 Michigan, General Obligation Bonds, Series 1999I,
                 6.000%, 5/01/29 (Pre-refunded 5/01/09) - FGIC Insured

        1,000   Charlotte Public School District, Easton County, Michigan,            5/09 at 100.00         AAA          1,038,580
                 General Obligation Bonds, Series  1999, 5.250%, 5/01/25
                 (Pre-refunded 5/01/09) - FGIC Insured

        2,000   Detroit, Michigan, Senior Lien Water Supply System Revenue            1/10 at 101.00         AAA          2,142,380
                 Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded
                 1/01/10) - FGIC Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
        3,400    5.750%, 7/01/28 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 101.00         AAA          3,723,714
          770    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00         AAA            819,796
          730    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00         AAA            777,209

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2003A:
        4,025    5.000%, 7/01/24 (Pre-refunded 7/01/13) - MBIA Insured                7/13 at 100.00         AAA          4,294,796
        3,000    5.000%, 7/01/25 (Pre-refunded 1/01/13) - MBIA Insured                1/13 at 100.00         AAA          3,100,260

                Detroit, Michigan, Sewerage Disposal System Revenue Bonds,
                Series 1997A:
          950    5.500%, 7/01/20 (Pre-refunded 7/01/07) - MBIA Insured                7/07 at 101.00         AAA            974,909
        1,000    5.000%, 7/01/22 (Pre-refunded 7/01/07) - MBIA Insured                7/07 at 101.00         AAA          1,021,750

        1,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA          1,075,160
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) -
                 FGIC Insured

        1,000   East China School District, St. Clair County, Michigan, General      11/11 at 100.00      AA (4)          1,079,760
                 Obligation Bonds, Series 2001, 5.500%, 5/01/20
                 (Pre-refunded 11/01/11)

        2,000   East Grand Rapids Public Schools, Kent County, Michigan,              5/09 at 100.00         AAA          2,115,980
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 2000, 6.000%, 5/01/29 (Pre-refunded 5/01/09) -
                 FSA Insured

          340   Ferris State College, Michigan, General Revenue Bonds,                4/08 at 100.00         AAA            347,092
                 Series 1998, 5.000%, 10/01/23 (Pre-refunded 4/01/08) -
                 AMBAC Insured

        1,085   Freeland Community School District, Saginaw, Midland and              5/10 at 100.00      AA (4)          1,140,020
                 Bay Counties, Michigan, General Obligation Bonds,
                 Series 2000, 5.250%, 5/01/19 (Pre-refunded 5/01/10)

        1,500   Huron Valley School District, Oakland and Livingston Counties,       11/11 at 100.00      AA (4)          1,619,640
                 Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17 (Pre-refunded 11/01/11)

        3,500   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00      AA (4)          3,748,535
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21
                 (Pre-refunded 7/15/11)

          250   Michigan South Central Power Agency, Power Supply System                No Opt. Call      A3 (4)            272,625
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)


                                       25


                        Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Ascension Health Credit Group, Series 1999A:
$       1,000    6.125%, 11/15/23 (Pre-refunded 11/15/09) - MBIA Insured             11/09 at 101.00         AAA     $    1,080,500
          500    6.125%, 11/15/26 (Pre-refunded 11/15/09)                            11/09 at 101.00         AAA            540,250

        5,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00      A1 (4)          5,383,350
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24 (Pre-refunded 11/15/09)

        3,300   Michigan State Hospital Finance Authority, Hospital Revenue           1/07 at 102.00     N/R (4)          3,400,320
                 Bonds, Presbyterian Villages of Michigan Obligated Group,
                 Series 1997, 6.375%, 1/01/25 (Pre-refunded 1/01/07)

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00      A1 (4)          1,643,625
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17 (Pre-refunded 3/01/13)

        1,700   Michigan State Hospital Finance Authority, Hospital Revenue           8/09 at 101.00         AAA          1,810,177
                 Refunding Bonds, Mercy Health Services Obligated Group,
                 Series 1999X, 5.750%, 8/15/19 (Pre-refunded 8/15/09) -
                 MBIA Insured

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00       A (4)          1,079,210
                 Refunding Bonds, OSF Healthcare System, Series 1999,
                 6.125%, 11/15/19 (Pre-refunded 11/15/09)

        3,460   Michigan State Hospital Finance Authority, Hospital Revenue           5/08 at 101.00         AAA          3,529,511
                 Refunding Bonds, St. John's Health System, Series 1998A,
                 5.000%, 5/15/28 - AMBAC Insured (ETM)

        1,000   Michigan State Trunk Line, Fund Bonds, Series 2001A,                 11/11 at 100.00         AAA          1,056,180
                 5.000%, 11/01/25 (Pre-refunded 11/01/11) - FSA Insured

        1,100   Michigan Strategic Fund, Limited Obligation Revenue                   7/08 at 101.00    BBB+ (4)          1,142,658
                 Refunding Bonds, Porter Hills Presbyterian Village,
                 Series 1998, 5.375%, 7/01/28 (Pre-refunded 7/01/08)

        1,000   Michigan, Certificates of Participation, New Center                   9/11 at 100.00         AAA          1,067,770
                 Development Inc., Series 2001, 5.375%, 9/01/21
                 (Pre-refunded 9/01/11) - MBIA Insured

                Michigan, Certificates of Participation, Series 2000:
        2,000    5.500%, 6/01/19 (Pre-refunded 6/01/10) - AMBAC Insured               6/10 at 100.00         AAA          2,116,820
        2,000    5.500%, 6/01/27 (Pre-refunded 6/01/10) - AMBAC Insured               6/10 at 100.00         AAA          2,116,820

        2,875   Milan Area Schools, Washtenaw and Monroe Counties,                    5/10 at 100.00         AAA          3,070,586
                 Michigan, General Obligation Bonds, Series 2000A,
                 5.750%, 5/01/24 (Pre-refunded 5/01/10) - FGIC Insured

                Muskegon Heights, Muskegon County, Michigan, Water Supply
                System Revenue Bonds, Series 2000A:
        1,040    5.625%, 11/01/25 (Pre-refunded 11/01/10) - MBIA Insured             11/10 at 100.00         Aaa          1,114,277
        1,160    5.625%, 11/01/30 (Pre-refunded 11/01/10) - MBIA Insured             11/10 at 100.00         Aaa          1,242,847

        1,125   Puerto Rico Highway and Transportation Authority, Highway             7/10 at 101.00    BBB+ (4)          1,224,157
                 Revenue Bonds, Series 2000B, 6.000%, 7/01/39
                 (Pre-refunded 7/01/10)

           85   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call    BBB- (4)            103,414
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)

          185   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            193,286
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Rochester Community School District, Oakland and Macomb               5/10 at 100.00         AAA          1,068,030
                 Counties, Michigan, General Obligation Bonds, Series 2000I,
                 5.750%, 5/01/19 (Pre-refunded 5/01/10) - FGIC Insured

        2,100   Romulus Community Schools, Wayne County, Michigan,                    5/09 at 100.00         AAA          2,208,192
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 1999, 5.750%, 5/01/25 (Pre-refunded 5/01/09) -
                 FGIC Insured

        2,500   Taylor Building Authority, Wayne, Michigan, Limited Tax General       3/10 at 100.00         AAA          2,611,200
                 Obligation Bonds, Series 2000, 5.125%, 3/01/17 (Pre-refunded
                 3/01/10) - AMBAC Insured

        1,980   Washtenaw County Building Authority, Michigan, Limited Tax            9/07 at 100.00         AAA          2,016,234
                 General Obligation Bonds, Series 1999, 5.400%, 9/01/17
                 (Pre-refunded 9/01/07) - FGIC Insured


                                       26

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,600   West Bloomfield School District, Oakland County, Michigan,            5/10 at 100.00         AAA     $    2,790,398
                 Unlimited Tax General Obligation School Building and Site
                 Bonds, Series 2000, 5.900%, 5/01/18 (Pre-refunded 5/01/10) -
                 FGIC Insured

        1,125   Whitehall District Schools, Muskegon County, Michigan,               11/11 at 100.00      AA (4)          1,214,730
                 General Obligation Bonds, Series 2001, 5.500%, 5/01/17
                 (Pre-refunded 11/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       73,925   Total U.S. Guaranteed                                                                                    78,399,982
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.4% (8.0% OF TOTAL INVESTMENTS)

        3,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          3,133,350
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

        3,225   Michigan South Central Power Agency, Power Supply System                No Opt. Call          A3          3,439,688
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          1,047,600
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

        4,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          4,146,720
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        2,000   Michigan Strategic Fund, Limited Obligation Pollution Control           No Opt. Call         Aaa          2,072,320
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) -
                 AMBAC Insured

        3,630   Michigan Strategic Fund, Limited Obligation Revenue Refunding           No Opt. Call         AAA          4,620,663
                 Bonds, Detroit Edison Company, Series 1991BB,
                 7.000%, 5/01/21 - AMBAC Insured

        3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding        12/12 at 100.00         AAA          3,138,630
                 Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 - XLCA Insured (Alternative Minimum Tax)

          400   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/10 at 101.00         AAA            419,488
                 Series 2000HH, 5.250%, 7/01/29 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,255   Total Utilities                                                                                          22,018,459
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.2% (5.9% OF TOTAL INVESTMENTS)

        5,500   Detroit Water Supply System, Michigan, Water Supply System            7/16 at 100.00         AAA          5,666,760
                 Revenue Bonds, Series 2006A, 5.000%, 7/01/34 (WI/DD,
                 Settling 8/16/06) - FSA Insured

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System                 No Opt. Call         AAA          1,714,215
                 Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        2,000   Detroit, Michigan, Senior Lien Sewerage Disposal System               7/13 at 100.00         AAA          2,109,720
                 Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

        4,210   Michigan Municipal Bond Authority, Clean Water Revolving             10/14 at 100.00         AAA          4,442,055
                 Fund Revenue Bonds, Series 2004, 5.000%, 10/01/19

        1,100   Michigan Municipal Bond Authority, Clean Water Revolving             10/12 at 100.00         AAA          1,171,027
                 Fund Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/18

        1,150   Michigan Municipal Bond Authority, Drinking Water Revolving          10/14 at 100.00         AAA          1,204,475
                 Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23

------------------------------------------------------------------------------------------------------------------------------------
       15,460   Total Water and Sewer                                                                                    16,308,252
------------------------------------------------------------------------------------------------------------------------------------
$     266,981   Total Long-Term Investments (cost $260,068,216) - 153.7%                                                273,194,989
=============-----------------------------------------------------------------------------------------------------------------------


                                       27

                        Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                          RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.9% (0.6% OF TOTAL INVESTMENTS)

$       1,650   Puerto Rico Government Development Bank, Adjustable                                          A-1     $    1,650,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 3.530%, 12/01/15 - MBIA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$       1,650   Total Short-Term Investments (cost $1,650,000)                                                            1,650,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $261,718,216) - 154.6%                                                          274,844,989
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.7)%                                                                   (3,111,245)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.9)%                                                        (94,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  177,733,744
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.3% (3.5% OF TOTAL INVESTMENTS)

$         440   Chandler Park Academy, Michigan, Public School Academy               11/15 at 100.00        BBB-     $      431,143
                 Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/35

        2,000   Michigan Higher Education Student Loan Authority, Revenue             9/12 at 100.00         AAA          2,066,620
                 Bonds, Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured
                 (Alternative Minimum Tax)

        3,500   Wayne State University, Michigan, General Revenue Bonds,             11/09 at 101.00         AAA          3,610,390
                 Series 1999, 5.125%, 11/15/29 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,940   Total Education and Civic Organizations                                                                   6,108,153
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.4% (7.6% OF TOTAL INVESTMENTS)

        2,050   Dearborn Hospital Finance Authority, Michigan, Hospital              11/06 at 101.00         AAA          2,094,178
                 Revenue Bonds, Oakwood Obligated Group, Series 1995A,
                 5.875%, 11/15/25 - FGIC Insured

        2,200   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          2,252,228
                 Mortgage Hospital Revenue Bonds, Portage Health System
                 Inc., Series 1998, 5.450%, 8/01/47 - MBIA Insured

        4,000   Michigan State Hospital Finance Authority, Hospital Revenue           5/09 at 101.00         AAA          4,209,320
                 Refunding Bonds, Mercy Mt. Clemens Corporation Obligated
                 Group, Series 1999A, 5.750%, 5/15/29 - MBIA Insured

          500   Michigan State Hospital Finance Authority, Hospital Revenue          11/11 at 101.00          A+            522,815
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31

          425   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            422,459
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/25

          325   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00        Baa1            321,955
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        2,000    6.250%, 8/15/13                                                      8/06 at 100.00         BB-          2,000,760
          500    6.500%, 8/15/18                                                      8/06 at 100.00         BB-            500,250

          800   Monroe County Hospital Finance Authority, Michigan,                   6/16 at 100.00        BBB-            813,072
                 Mercy Memorial Hospital Corporation Revenue Bonds,
                 Series 2006, 5.375%, 6/01/26

------------------------------------------------------------------------------------------------------------------------------------
       12,800   Total Health Care                                                                                        13,137,037
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 7.0% (4.7% OF TOTAL INVESTMENTS)

          935   Michigan Housing Development Authority, GNMA Collateralized           4/12 at 102.00         Aaa            960,619
                 Limited Obligation Multifamily Housing Revenue Bonds,
                 Burkshire Pointe Apartments, Series 2002A, 5.400%, 10/20/32
                 (Alternative Minimum Tax)

        1,500   Michigan Housing Development Authority, Limited Obligation           10/06 at 100.00         AAA          1,503,330
                 Revenue Bonds, Breton Village Green Project, Series 1993,
                 5.625%, 10/15/18 - FSA Insured

        2,400   Michigan Housing Development Authority, Limited Obligation           10/06 at 101.00         AAA          2,457,696
                 Revenue Bonds, Walled Lake Villa Project, Series 1993,
                 6.000%, 4/15/18 - FSA Insured

          800   Michigan Housing Development Authority, Rental Housing                7/15 at 100.00         AAA            810,824
                 Revenue Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                 (Alternative Minimum Tax)

                Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8
                Assisted Multifamily Housing Revenue Refunding Bonds, Clinton
                Place Project, Series 1992A:
          765    6.600%, 6/01/13                                                     12/06 at 100.00         AAA            765,949
        1,500    6.600%, 6/01/22                                                     12/06 at 100.00         AAA          1,551,615

------------------------------------------------------------------------------------------------------------------------------------
        7,900   Total Housing/Multifamily                                                                                 8,050,033
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)

          665   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         N/R            672,222
                 Presbyterian Villages of Michigan Obligated Group,
                 Series 2005, 5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------


                                       29

                        Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MATERIALS - 0.9% (0.6% OF TOTAL INVESTMENTS)

$       1,050   Dickinson County Economic Development Corporation,                   11/14 at 100.00         BBB     $    1,033,410
                 Michigan, Pollution Control Revenue Bonds, International
                 Paper Company, Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 51.8% (34.7% OF TOTAL INVESTMENTS)

        1,475   Anchor Bay School District, Macomb and St. Clair Counties,           11/13 at 100.00          AA          1,534,620
                 Michigan, General Obligation Bonds, Series 2003,
                 5.000%, 5/01/21

        2,500   Anchor Bay School District, Macomb and St. Clair Counties,            5/11 at 100.00          AA          2,589,500
                 Michigan, Unlimited Tax General Obligation Refunding
                 Bonds, Series 2001, 5.000%, 5/01/21

        2,250   Caledonia Community Schools, Kent, Allegan and Barry                  5/15 at 100.00         AAA          2,336,243
                 Counties, Michigan, General Obligation Bonds, Series 2005,
                 5.000%, 5/01/26 - MBIA Insured

        1,375   Chippewa Valley Schools, Macomb County, Michigan, General             5/11 at 100.00          AA          1,406,075
                 Obligation Bonds, Series 2001, 5.000%, 5/01/26

                Detroit City School District, Wayne County, Michigan, General
                Obligation Bonds, Series 2002A:
        1,815    6.000%, 5/01/20 - FGIC Insured                                         No Opt. Call         AAA          2,127,489
          750    6.000%, 5/01/21 - FGIC Insured                                         No Opt. Call         AAA            883,178

        2,500   Detroit City School District, Wayne County, Michigan, General         5/13 at 100.00         AAA          2,592,075
                 Obligation Bonds, Series 2003B, 5.000%, 5/01/23 -
                 FGIC Insured

        2,665   Detroit, Michigan, General Obligation Bonds, Series 2004A-1,          4/14 at 100.00         AAA          2,806,458
                 5.250%, 4/01/24 - AMBAC Insured

        7,000   Detroit-Wayne County Stadium Authority, Michigan, Limited             2/07 at 102.00         AAA          7,176,748
                 Tax General Obligation Building Authority Stadium Bonds,
                 Series 1997, 5.250%, 2/01/27 - FGIC Insured

        1,350   Gull Lake Community Schools, Barry and Calhoun Counties,              5/14 at 100.00         AAA          1,402,164
                 Kalamazoo, Michigan, General Obligation Bonds, Series 2004,
                 5.000%, 5/01/23 - FSA Insured

        1,650   Holly Area School District, Oakland County, Michigan, General         5/16 at 100.00         AAA          1,726,313
                 Obligation Bonds, Series 2006, 5.125%, 5/01/32 -
                 MBIA Insured

        2,000   Howell Public Schools, Livingston County, Michigan, General          11/13 at 100.00          AA          2,077,700
                 Obligation Bonds, Series 2003, 5.000%, 5/01/22

        1,250   Kalamazoo Public Schools, Michigan, General Obligation Bonds,         5/16 at 100.00         AAA          1,304,325
                 Series 2006, 5.000%, 5/01/25 - FSA Insured

        1,000   Lansing School District, Ingham County, Michigan, General             5/14 at 100.00          AA          1,040,640
                 Obligation Bonds, Series 2004, 5.000%, 5/01/22

        1,000   Livonia Public Schools, Wayne County, Michigan, General               5/14 at 100.00         AAA          1,042,640
                 Obligation Bonds, Series 2004A, 5.000%, 5/01/21 -
                 MBIA Insured

        1,000   Michigan Municipal Bond Authority, General Obligation Bonds,          6/15 at 100.00         AAA          1,048,310
                 Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                 FSA Insured

                Michigan, General Obligation Bonds, Environmental Protection
                Program, Series 2003A:
        1,000    5.250%, 5/01/20                                                      5/13 at 100.00          AA          1,068,670
        2,000    5.250%, 5/01/21                                                      5/13 at 100.00          AA          2,124,600

        1,000   Otsego Public Schools District, Allegan and Kalamazoo                 5/14 at 100.00         AAA          1,035,980
                 Counties, Michigan, General Obligation Bonds, Series 2004,
                 5.000%, 5/01/25 - FSA Insured

        1,100   Oxford Area Community Schools, Oakland and Lapeer Counties,           5/14 at 100.00         AAA          1,139,578
                 Michigan, General Obligation Bonds, Series 2004,
                 5.000%, 5/01/25 - FSA Insured

        2,515   Plainwell Community Schools, Allegan County, Michigan,               11/12 at 100.00          AA          2,581,974
                 General Obligation Bonds, Series 2002, 5.000%, 5/01/28

        1,000   Rockford Public Schools, Kent County, Michigan, General               5/15 at 100.00         AAA          1,036,130
                 Obligation Bonds, Series 2005, 5.000%, 5/01/27 - FSA Insured

                South Lyon Community Schools, Oakland, Washtenaw and
                Livingston Counties, Michigan, General Obligation Bonds,
                Series 2003:
        2,350    5.250%, 5/01/19 - FGIC Insured                                      11/12 at 100.00         AAA          2,503,526
        1,575    5.250%, 5/01/22 - FGIC Insured                                      11/12 at 100.00         AAA          1,671,201

        1,425   Walled Lake Consolidated School District, Oakland County,             5/14 at 100.00         AAA          1,523,012
                 Michigan, General Obligation Bonds, Series 2004,
                 5.250%, 5/01/20 - MBIA Insured

        2,830   Warren Consolidated School District, Macomb and Oakland               5/13 at 100.00          AA          3,020,035
                 Counties, Michigan, General Obligation Refunding Bonds,
                 Series 2003, 5.250%, 5/01/20


                                       30

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Wayne County, Michigan, Limited Tax General Obligation Airport
                Hotel Revenue Bonds, Detroit Metropolitan Wayne County
                Airport, Series 2001A:
$       1,500    5.500%, 12/01/18 - MBIA Insured                                     12/11 at 101.00         AAA     $    1,612,950
        4,270    5.000%, 12/01/30 - MBIA Insured                                     12/11 at 101.00         AAA          4,382,728

        2,950   West Bloomfield School District, Oakland County, Michigan,            5/14 at 100.00         AAA          3,069,888
                 General Obligation Bonds, Series  2004, 5.000%, 5/01/22 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       57,095   Total Tax Obligation/General                                                                             59,864,750
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 17.7% (11.9% OF TOTAL INVESTMENTS)

                Michigan State Building Authority, Revenue Bonds, Facilities
                Program, Series 2001I:
        2,570    5.500%, 10/15/19                                                    10/11 at 100.00         AA-          2,746,765
        6,500    5.000%, 10/15/24                                                    10/11 at 100.00         AA-          6,694,219

        1,600   Michigan State Building Authority, Revenue Bonds, Facilities         10/15 at 100.00         AAA          1,657,808
                 Program, Series 2005II, 5.000%, 10/15/30 - AMBAC Insured

                Michigan State Building Authority, Revenue Refunding Bonds,
                Facilities Program, Series 2003II:
        5,000    5.000%, 10/15/22 - MBIA Insured                                     10/13 at 100.00         AAA          5,197,949
        2,480    5.000%, 10/15/23 - MBIA Insured                                     10/13 at 100.00         AAA          2,573,050

        1,500   Michigan, Comprehensive Transportation Revenue Refunding             11/11 at 100.00         AAA          1,565,115
                 Bonds, Series 2001A, 5.000%, 11/01/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,650   Total Tax Obligation/Limited                                                                             20,434,906
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 26.8% (18.0% OF TOTAL INVESTMENTS) (4)

        1,000   Central Montcalm Public Schools, Montcalm and Ionia Counties,         5/09 at 100.00         AAA          1,051,520
                 Michigan, General Obligation Unlimited Tax School Building
                 and Site Bonds, Series 1999, 5.750%, 5/01/24 (Pre-refunded
                 5/01/09) - MBIA Insured

          500   Detroit City School District, Wayne County, Michigan, Unlimited       5/12 at 100.00         AAA            542,560
                 Tax School Building and Site Improvement Bonds, Series 2001A,
                 5.500%, 5/01/21 (Pre-refunded 5/01/12) - FSA Insured

        4,000   Detroit, Michigan, Senior Lien Water Supply System Revenue            1/10 at 101.00         AAA          4,284,760
                 Bonds, Series 1999A, 5.750%, 7/01/26 (Pre-refunded 1/01/10) -
                 FGIC Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
        1,385    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00         AAA          1,474,568
        1,315    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00         AAA          1,400,041

        2,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds,            1/10 at 101.00         AAA          2,150,320
                 Series 1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) -
                 FGIC Insured

                Eastern Michigan University, General Revenue Bonds, Series 2003:
        1,000    5.000%, 6/01/28 (Pre-refunded 6/01/13) - FGIC Insured                6/13 at 100.00         AAA          1,066,300
        1,450    5.000%, 6/01/33 (Pre-refunded 6/01/13) - FGIC Insured                6/13 at 100.00         AAA          1,546,135

           75   Michigan South Central Power Agency, Power Supply System                No Opt. Call      A3 (4)             81,788
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12 (ETM)

        1,500   Michigan State Building Authority, Revenue Bonds, Facilities         10/10 at 100.00     AA- (4)          1,591,710
                 Program, Series 2000I, 5.375%, 10/15/20
                 (Pre-refunded 10/15/10)

        2,500   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00         AAA          2,701,250
                 Bonds, Ascension Health Credit Group, Series 1999A,
                 6.125%, 11/15/26 (Pre-refunded 11/15/09)

        4,300   Michigan State Hospital Finance Authority, Hospital Revenue          11/09 at 101.00      A1 (4)          4,629,681
                 Bonds, Henry Ford Health System, Series 1999A,
                 6.000%, 11/15/24 (Pre-refunded 11/15/09)

        1,500   Michigan State Hospital Finance Authority, Hospital Revenue           3/13 at 100.00      A1 (4)          1,643,625
                 Refunding Bonds, Henry Ford Health System, Series 2003A,
                 5.625%, 3/01/17 (Pre-refunded 3/01/13)

        3,000   Michigan State Hospital Finance Authority, Hospital Revenue          11/06 at 100.00         AAA          3,135,240
                 Refunding Bonds, St. John's Hospital, Series 1993A,
                 6.000%, 5/15/13 - AMBAC Insured (ETM)

        1,000   Michigan, Certificates of Participation, New Center                   9/11 at 100.00         AAA          1,067,770
                 Development Inc., Series 2001, 5.375%, 9/01/21 (Pre-refunded
                 9/01/11) - MBIA Insured


                                       31


                        Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,240   Milan Area Schools, Washtenaw and Monroe Counties,                    5/10 at 100.00         AAA     $    1,318,988
                 Michigan, General Obligation Bonds, Series 2000A,
                 5.625%, 5/01/16 (Pre-refunded 5/01/10) - FGIC Insured

          265   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA            276,869
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        1,000   Rochester Community School District, Oakland and Macomb               5/10 at 100.00         AAA          1,068,030
                 Counties, Michigan, General Obligation Bonds, Series 2000I,
                 5.750%, 5/01/19 (Pre-refunded 5/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,030   Total U.S. Guaranteed                                                                                    31,031,155
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 13.9% (9.3% OF TOTAL INVESTMENTS)

        1,000   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          1,044,450
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 -
                 AMBAC Insured

          925   Michigan South Central Power Agency, Power Supply System                No Opt. Call          A3            986,577
                 Revenue Bonds, Series 2000, 6.000%, 5/01/12

        1,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/09 at 102.00         AAA          1,047,600
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                 (Alternative Minimum Tax)

        5,000   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          5,183,399
                 Pollution Control Revenue Refunding Bonds, Detroit Edison
                 Company, Series 2001C, 5.450%, 9/01/29

        3,000   Michigan Strategic Fund, Limited Obligation Pollution Control           No Opt. Call         Aaa          3,108,480
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 1995CC, 4.850%, 9/01/30 (Mandatory put 9/01/11) -
                 AMBAC Insured

        3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding        12/12 at 100.00         AAA          3,138,630
                 Bonds, Detroit Edison Company, Series 2002C,
                 5.450%, 12/15/32 - XLCA Insured (Alternative Minimum Tax)

        1,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds,               10/08 at 101.00         AAA          1,559,955
                 Series 2002, 5.375%, 10/01/17 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,425   Total Utilities                                                                                          16,069,091
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 13.4% (9.0% OF TOTAL INVESTMENTS)

        3,500   Detroit Water Supply System, Michigan, Water Supply                   7/16 at 100.00         AAA          3,606,120
                 System Revenue Bonds, Series 2006A, 5.000%, 7/01/34
                 (WI/DD, Settling 8/16/06) - FSA Insured

        2,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA          2,060,120
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/30 -
                 MBIA Insured

        1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System                 No Opt. Call         AAA          1,714,215
                 Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        4,960   Detroit, Michigan, Senior Lien Sewerage Disposal System               7/13 at 100.00         AAA          5,232,105
                 Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

        2,800   Michigan Municipal Bond Authority, Drinking Water Revolving          10/14 at 100.00         AAA          2,932,636
                 Fund Revenue Bonds, Series 2004, 5.000%, 10/01/23

------------------------------------------------------------------------------------------------------------------------------------
       14,760   Total Water and Sewer                                                                                    15,545,196
------------------------------------------------------------------------------------------------------------------------------------
$     164,315   Total Long-Term Investments (cost $165,340,098) - 148.8%                                                171,945,953
=============-----------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                         RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.4% (0.3% OF TOTAL INVESTMENTS)

$         500   Puerto Rico Government Development Bank, Adjustable Refunding                                A-1     $      500,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.530%, 12/01/15 - MBIA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$         500   Total Short-Term Investments (cost $500,000)                                                                500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $165,840,098) - 149.2%                                                          172,445,953
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.8)%                                                                     (834,600)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.4)%                                                        (56,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  115,611,353
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Michigan Dividend Advantage Municipal Fund (NZW)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 4.6% (3.0% OF TOTAL INVESTMENTS)

$         230   Chandler Park Academy, Michigan, Public School Academy               11/15 at 100.00        BBB-     $      225,370
                 Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/35

        1,150   Michigan Higher Education Facilities Authority, Limited               9/11 at 100.00         Aaa          1,177,658
                 Obligation Revenue Refunding Bonds, Kettering University,
                 Series 2001, 5.000%, 9/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,380   Total Education and Civic Organizations                                                                   1,403,028
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 16.0% (10.4% OF TOTAL INVESTMENTS)

          500   Allegan Hospital Finance Authority, Michigan, Revenue Bonds,         11/09 at 101.00         N/R            536,270
                 Allegan General Hospital, Series 1999, 7.000%, 11/15/21

          700   Michigan State Hospital Finance Authority, Hospital Revenue           1/07 at 101.00         Ba3            711,207
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

          750   Michigan State Hospital Finance Authority, Hospital Revenue          11/11 at 101.00          A+            784,223
                 Refunding Bonds, Sparrow Obligated Group, Series 2001,
                 5.625%, 11/15/31

          425   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            419,437
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30

          200   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00        Baa1            198,126
                 Marquette General Hospital, Series 2005A, 5.000%, 5/15/26

          400   Monroe County Hospital Finance Authority, Michigan,                   6/16 at 100.00        BBB-            406,536
                 Mercy Memorial Hospital Corporation Revenue Bonds,
                 Series 2006, 5.375%, 6/01/26

        1,800   Royal Oak Hospital Finance Authority, Michigan, Hospital             11/11 at 100.00         AAA          1,860,642
                 Revenue Bonds, William Beaumont Hospital, Series 2001M,
                 5.250%, 11/15/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,775   Total Health Care                                                                                         4,916,441
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.4% (4.2% OF TOTAL INVESTMENTS)

        1,700   Michigan Housing Development Authority, GNMA Collateralized           8/12 at 102.00         Aaa          1,755,148
                 Limited Obligation Multifamily Housing Revenue Bonds,
                 Cranbrook Apartments, Series 2001A, 5.400%, 2/20/31
                 (Alternative Minimum Tax)

          200   Michigan Housing Development Authority, Rental Housing                7/15 at 100.00         AAA            202,706
                 Revenue Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,900   Total Housing/Multifamily                                                                                 1,957,854
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.1% (2.7% OF TOTAL INVESTMENTS)

        1,250   Michigan Housing Development Authority, Single Family                 1/11 at 100.00         AAA          1,278,500
                 Mortgage Revenue Bonds, Series 2001, 5.300%, 12/01/16 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

          500   Michigan Strategic Fund, Limited Obligation Revenue Bonds,              No Opt. Call        BBB+            485,160
                 Republic Services Inc., Series 2001, 4.250%, 8/01/31
                 (Mandatory put 4/01/14) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.0% (0.8% OF TOTAL INVESTMENTS)

          335   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         N/R            338,638
                 Presbyterian Villages of Michigan Obligated Group,
                 Series 2005, 5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

          500   Dickinson County Economic Development Corporation,                   11/14 at 100.00         BBB            492,100
                 Michigan, Pollution Control Revenue Bonds, International
                 Paper Company, Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------


                                       34

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 32.1% (21.0% OF TOTAL INVESTMENTS)

$       1,000   Garden City School District, Wayne County, Michigan, General          5/11 at 100.00          AA     $    1,022,600
                 Obligation Refunding Bonds, Series 2001, 5.000%, 5/01/26

        1,500   Huron Valley School District, Oakland and Livingston Counties,       11/11 at 100.00          AA          1,534,965
                 Michigan, General Obligation Bonds, Series 2001,
                 5.000%, 5/01/27

          500   Jackson Public Schools, Jackson County, Michigan, General             5/14 at 100.00         AAA            520,320
                 Obligation School Building and Site Bonds, Series 2004,
                 5.000%, 5/01/22 - FSA Insured

          300   Kalamazoo Public Schools, Michigan, General Obligation Bonds,         5/16 at 100.00         AAA            313,038
                 Series 2006, 5.000%, 5/01/25 - FSA Insured

          400   Michigan Municipal Bond Authority, General Obligation Bonds,          6/15 at 100.00         AAA            419,324
                 Detroit City School District, Series 2005, 5.000%, 6/01/18 -
                 FSA Insured

        1,150   Muskegon County, Michigan, Limited Tax General Obligation             7/11 at 100.00         AAA          1,176,852
                 Wastewater Management System 2 Revenue Bonds,
                 Series 2002, 5.000%, 7/01/26 - FGIC Insured

                Washtenaw County, Michigan, Limited Tax General Obligation
                Bonds, Sylvan Township Water and Wastewater System,
                Series 2001:
          500    5.000%, 5/01/19 - MBIA Insured                                       5/09 at 100.50         AAA            514,295
          800    5.000%, 5/01/20 - MBIA Insured                                       5/09 at 100.50         AAA            822,664

        1,650   Wayne County, Michigan, Limited Tax General Obligation               12/11 at 101.00         AAA          1,693,560
                 Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne
                 County Airport, Series 2001A, 5.000%, 12/01/30 -
                 MBIA Insured

          500   Wayne Westland Community Schools, Michigan, General                  11/14 at 100.00         AAA            528,975
                 Obligation Bonds, Series 2004, 5.000%, 5/01/17 -
                 FSA Insured

        1,300   Willow Run Community Schools, Washtenaw County, Michigan,             5/11 at 100.00          AA          1,346,540
                 General Obligation Bonds, Series 2001, 5.000%, 5/01/21

------------------------------------------------------------------------------------------------------------------------------------
        9,600   Total Tax Obligation/General                                                                              9,893,133
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 10.0% (6.5% OF TOTAL INVESTMENTS)

        1,100   Grand Rapids Building Authority, Kent County, Michigan,              10/11 at 100.00         AAA          1,134,276
                 Limited Tax General Obligation Bonds, Series 2001,
                 5.125%, 10/01/26 - MBIA Insured

        1,205   Michigan State Building Authority, Revenue Bonds, Facilities         10/11 at 100.00         AA-          1,241,005
                 Program, Series 2001I, 5.000%, 10/15/24

          615   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call        BBB-            708,775
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

------------------------------------------------------------------------------------------------------------------------------------
        2,920   Total Tax Obligation/Limited                                                                              3,084,056
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 42.8% (28.0% OF TOTAL INVESTMENTS) (4)

        1,000   Detroit City School District, Wayne County, Michigan, General         5/13 at 100.00         AAA          1,087,660
                 Obligation Bonds, Series 2002A, 5.375%, 5/01/24
                 (Pre-refunded 5/01/13) - FGIC Insured

        1,000   Detroit City School District, Wayne County, Michigan, Unlimited       5/12 at 100.00         AAA          1,085,120
                 Tax School Building and Site Improvement Bonds,
                 Series 2001A, 5.500%, 5/01/21 (Pre-refunded 5/01/12) -
                 FSA Insured

                Detroit, Michigan, Senior Lien Water Supply System Revenue
                Bonds, Series 2001A:
          515    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00         AAA            548,305
          485    5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                7/11 at 100.00         AAA            516,365

        2,200   Huron School District, Wayne and Monroe Counties, Michigan,           5/11 at 100.00         AAA          2,349,644
                 General Obligation Bonds, Series 2001, 5.375%, 5/01/26
                 (Pre-refunded 5/01/11) - FSA Insured

        1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/11 at 101.00      AA (4)          1,071,010
                 Spectrum Health, Series 2001A, 5.250%, 1/15/21
                 (Pre-refunded 7/15/11)

        1,000   Michigan Municipal Bond Authority, Drinking Water Revolving          10/10 at 101.00         AAA          1,087,550
                 Fund Revenue Bonds, Series 2000, 5.875%, 10/01/17
                 (Pre-refunded 10/01/10)

        2,000   Michigan State Trunk Line, Fund Bonds, Series 2001A,                 11/11 at 100.00         AAA          2,112,360
                 5.000%, 11/01/25 (Pre-refunded 11/01/11) - FSA Insured

        1,000   Oxford Area Community Schools, Oakland and Lapeer Counties,          11/11 at 100.00      AA (4)          1,079,760
                 Michigan, General Obligation Bonds, Series 2001,
                 5.500%, 5/01/17 (Pre-refunded 11/01/11)


                                       35

                        Nuveen Michigan Dividend Advantage Municipal Fund (NZW) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$         500   Puerto Rico Infrastructure Financing Authority, Special              10/10 at 101.00         AAA     $      532,455
                 Obligation Bonds, Series 2000A, 5.500%, 10/01/40

           85   Puerto Rico Public Finance Corporation, Commonwealth                    No Opt. Call    BBB- (4)            103,414
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26 (ETM)

        1,000   Rochester Community School District, Oakland and Macomb              11/11 at 100.00      AA (4)          1,079,760
                 Counties, Michigan, General Obligation Bonds, Series 2001II,
                 5.500%, 5/01/22 (Pre-refunded 11/01/11)

          500   Warren Building Authority, Michigan, Limited Tax General             11/10 at 100.00         AAA            526,470
                 Obligation Bonds, Series 2001, 5.150%, 11/01/22
                 (Pre-refunded 11/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,285   Total U.S. Guaranteed                                                                                    13,179,873
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 15.5% (10.1% OF TOTAL INVESTMENTS)

        1,115   Lansing Board of Water and Light, Michigan, Steam and                 7/13 at 100.00         AAA          1,160,414
                 Electric Utility System Revenue Bonds, Series 2003A,
                 5.000%, 7/01/21 - FSA Insured

        1,235   Michigan Public Power Agency, Revenue Bonds, Combustion               1/12 at 100.00         AAA          1,301,480
                 Turbine 1 Project, Series 2001A, 5.250%, 1/01/24 -
                 AMBAC Insured

        2,215   Michigan Strategic Fund, Collateralized Limited Obligation            9/11 at 100.00          A3          2,319,149
                 Pollution Control Revenue Refunding Bonds, Fixed Rate
                 Conversion, Detroit Edison Company, Series 1999C,
                 5.650%, 9/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,565   Total Utilities                                                                                           4,781,043
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 17.2% (11.3% OF TOTAL INVESTMENTS)

        1,000   Detroit Water Supply System, Michigan, Water Supply System            7/16 at 100.00         AAA          1,030,320
                 Revenue Bonds, Series 2006A, 5.000%, 7/01/34
                 (WI/DD, Settling 8/16/06) - FSA Insured

        1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System                 No Opt. Call         AAA          1,142,810
                 Revenue Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured

        1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System               7/13 at 100.00         AAA          1,054,860
                 Revenue Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

        1,000   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/11 at 100.00         AAA          1,016,720
                 Bonds, Series 2001A, 5.000%, 7/01/30 - FGIC Insured

        1,000   Michigan Municipal Bond Authority, Clean Water Revolving             10/15 at 100.00         AAA          1,060,681
                 Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Water and Sewer                                                                                     5,305,391
------------------------------------------------------------------------------------------------------------------------------------
$      45,010   Total Investments (cost $45,209,031) - 152.9%                                                            47,115,217
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (1.0)%                                                                     (292,122)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.9)%                                                        (16,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   30,823,095
                ====================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
    FORWARD SWAPS OUTSTANDING AT JULY 31, 2006:

                                 FIXED RATE                     FLOATING RATE
                                       PAID     FIXED RATE           RECEIVED  FLOATING RATE                              UNREALIZED
                     NOTIONAL   BY THE FUND        PAYMENT        BY THE FUND        PAYMENT  EFFECTIVE  TERMINATION    APPRECIATION
    COUNTERPARTY       AMOUNT  (ANNUALIZED)      FREQUENCY           BASED ON      FREQUENCY   DATE (5)         DATE  (DEPRECIATION)
    --------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs  $5,600,000        5.682%  Semi-Annually  3 month USD-LIBOR      Quarterly    7/10/07     7/10/12        $(57,231)
    Goldman Sachs   1,700,000        5.803   Semi-Annually  3 month USD-LIBOR      Quarterly    7/10/07     7/10/37          33,658
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(23,573)
    ================================================================================================================================

    USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)


                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8% (1.2% OF TOTAL INVESTMENTS)

$       2,675   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,738,852
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.4% (8.3% OF TOTAL INVESTMENTS)

          700   Ohio Higher Education Facilities Commission, General Revenue          7/16 at 100.00          A+            708,267
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41
                 (WI/DD, Settling 8/09/06)

        1,750   Ohio Higher Education Facilities Commission, General Revenue         10/13 at 100.00          AA          1,821,487
                 Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24

        1,000   Ohio Higher Education Facilities Commission, Revenue Bonds,          12/15 at 100.00        Baa1            999,250
                 Wittenberg University, Series 2005, 5.000%, 12/01/29

        1,415   Ohio Higher Educational Facilities Commission, Revenue Bonds,        11/14 at 100.00          AA          1,477,600
                 Denison University, Series 2004, 5.000%, 11/01/21

        1,320   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/14 at 100.00         AAA          1,366,754
                 University of Dayton, Series 2004, 5.000%, 12/01/25 -
                 AMBAC Insured

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/11 at 100.00        Baa1          1,053,030
                 Wittenberg University, Series 2001, 5.500%, 12/01/15

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,         5/16 at 100.00         Aaa          1,041,850
                 Xavier University, Series 2006, 5.000%, 5/01/22 - CIFG Insured

        1,200   Ohio State University, General Receipts Bonds, Series 2002A,         12/12 at 100.00          AA          1,238,724
                 5.125%, 12/01/31

        3,000   Ohio State University, General Receipts Bonds, Series 2003B,          6/13 at 100.00          AA          3,192,600
                 5.250%, 6/01/22

        1,510   University of Akron, Ohio, General Receipts Bonds, Series 2003A,      1/13 at 100.00         AAA          1,569,962
                 5.000%, 1/01/21 - AMBAC Insured

          850   University of Cincinnati, Ohio, General Receipts Bonds,               6/13 at 100.00         AAA            883,074
                 Series 2003C, 5.000%, 6/01/22 - FGIC Insured

                University of Cincinnati, Ohio, General Receipts Bonds,
                Series 2004D:
        1,200    5.000%, 6/01/19 - AMBAC Insured                                      6/14 at 100.00         AAA          1,257,324
        2,605    5.000%, 6/01/25 - AMBAC Insured                                      6/14 at 100.00         AAA          2,697,868

------------------------------------------------------------------------------------------------------------------------------------
       18,550   Total Education and Civic Organizations                                                                  19,307,790
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 17.4% (11.7% OF TOTAL INVESTMENTS)

        2,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,       11/09 at 101.00        Baa1          2,024,080
                 Hospital Facilities Revenue Bonds, Summa Health System,
                 Series 1998A, 5.375%, 11/15/24

        1,000   Cuyahoga County, Ohio, Hospital Revenue Refunding and                 2/07 at 102.00         AAA          1,028,490
                 Improvement Bonds, MetroHealth System, Series 1997,
                 5.625%, 2/15/17 - MBIA Insured

        2,000   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland             7/13 at 100.00         Aa3          2,190,200
                 Clinic Health System, Series 2003A, 6.000%, 1/01/32

        4,500   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands       8/12 at 101.00           A          4,731,795
                 Regional Medical Center, Series 2002A, 5.625%, 8/15/32

                Franklin County, Ohio, Hospital Revenue Refunding and
                Improvement Bonds, Children's Hospital Project, Series 1996A:
        1,000    5.750%, 11/01/20                                                    11/06 at 101.00         Aa2          1,012,860
        1,500    5.875%, 11/01/25                                                    11/06 at 101.00         Aa2          1,519,440

        2,455   Hamilton County, Ohio, Revenue Bonds, Children's Hospital             5/14 at 100.00         AAA          2,637,750
                 Medical Center, Series 2004J, 5.250%, 5/15/16 - FGIC Insured

          785   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/16 at 100.00          A-            816,510
                 Bonds, Upper Valley Medical Center Inc., Series 2006,
                 5.250%, 5/15/21


                                       38

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

                Montgomery County, Ohio, Revenue Bonds, Catholic Health
                Initiatives, Series 2004A:
$       2,500    5.000%, 5/01/30                                                      5/14 at 100.00          AA     $    2,550,500
        2,500    5.000%, 5/01/32                                                        No Opt. Call          AA          2,549,375

        2,500   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-          2,688,775
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30

        1,500   Steubenville, Ohio, Hospital Facilities Revenue Refunding and        10/10 at 100.00          A3          1,605,780
                 Improvement Bonds, Trinity Health System, Series 2000,
                 6.375%, 10/01/20

        1,705   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,          10/11 at 101.00          AA          1,830,795
                 Union Hospital Project, Series 2001, 5.750%, 10/01/21 -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,945   Total Health Care                                                                                        27,186,350
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 5.9% (4.0% OF TOTAL INVESTMENTS)

        1,385   Clermont County, Ohio, GNMA Collateralized Mortgage Revenue           8/06 at 100.00         Aaa          1,386,122
                 Bonds, S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30

        1,000   Cuyahoga County, Ohio, GNMA Collateralized Multifamily                9/12 at 102.00         Aaa          1,029,630
                 Housing Mortgage Revenue Bonds, Livingston Park Apartments
                 Project, Series 2002A, 5.350%, 9/20/27 (Alternative
                 Minimum Tax)

                Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing
                Mortgage Revenue Bonds, Longwood Phase One Associates LP,
                Series 2001A:
        2,475    5.350%, 1/20/21 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,552,270
        2,250    5.450%, 1/20/31 (Alternative Minimum Tax)                            7/11 at 102.00         Aaa          2,315,453

          965   Cuyahoga County, Ohio, GNMA Collateralized Multifamily                9/10 at 102.00         Aaa            982,447
                 Housing Mortgage Revenue Bonds, West Tech Apartments
                 Project, Series 2002A, 5.350%, 3/20/33 (Alternative
                 Minimum Tax)

          985   Franklin County, Ohio, FHA-Insured Multifamily Housing                1/07 at 101.00         Aa2            992,447
                 Mortgage Revenue Bonds, Hamilton Creek Apartments
                 Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,060   Total Housing/Multifamily                                                                                 9,258,369
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.3% (2.9% OF TOTAL INVESTMENTS)

        1,195   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/07 at 102.00         Aaa          1,220,155
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1996B-3, 5.750%, 9/01/28 (Alternative Minimum Tax)

        1,920   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/08 at 102.00         Aaa          1,952,429
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1997B, 5.400%, 9/01/29 (Alternative Minimum Tax)

        1,445   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     3/08 at 101.50         AAA          1,469,941
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 1998A-1, 5.300%, 9/01/19 - FSA Insured (Alternative
                 Minimum Tax)

        2,000   Ohio Housing Finance Agency, Single Family Mortgage Revenue           9/15 at 100.00         Aaa          2,016,620
                 Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,560   Total Housing/Single Family                                                                               6,659,145
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)

          530   Cleveland-Cuyahoga County Port Authority, Ohio, Bond Fund            11/14 at 100.00         N/R            543,186
                 Program Development Revenue Bonds, Myers University,
                 Series 2004E, 5.600%, 5/15/25

        1,500   Dayton, Ohio, Special Facilities Revenue Refunding Bonds,             2/08 at 102.00         AAA          1,561,065
                 Emery Air Freight Corporation and Emery Worldwide
                 Airlines Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

------------------------------------------------------------------------------------------------------------------------------------
        2,030   Total Industrials                                                                                         2,104,251
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 0.6% (0.3% OF TOTAL INVESTMENTS)

        1,000   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB          1,030,780
                 Revenue Bonds, Twin Towers, Series 1999A, 5.800%, 10/01/23
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.3% (0.9% OF TOTAL INVESTMENTS)

        2,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds,           No Opt. Call          A+          2,019,180
                 Cargill Inc., Series 2004B, 4.500%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------


                                       39

                        Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                                Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 45.7% (30.6% OF TOTAL INVESTMENTS)

$       1,000   Ansonia Local School District, Darke County, Ohio, General           12/10 at 102.00         Aaa     $    1,081,000
                 Obligation Bonds, Series 2000, 5.500%, 12/01/22 -
                 MBIA Insured

        1,000   Bay Village City School District, Ohio, General Obligation           12/10 at 100.00         Aa2          1,022,980
                 Unlimited Tax School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

          270   Berea City School District, Ohio, General Obligation Unlimited       12/06 at 100.00         AAA            270,829
                 Tax School Improvement Bonds, Series 1993, 7.500%, 12/15/06 -
                 AMBAC Insured

                Butler County, Ohio, General Obligation Bonds, Series 2002:
        1,345    5.000%, 12/01/21 - MBIA Insured                                     12/12 at 100.00         Aaa          1,400,858
        1,200    5.000%, 12/01/22 - MBIA Insured                                     12/12 at 101.00         Aaa          1,247,772

                Butler County, Ohio, General Obligation Judgment Bonds,
                Series 2002:
        2,030    5.250%, 12/01/21                                                    12/12 at 101.00         Aa3          2,170,882
        2,140    5.250%, 12/01/22                                                    12/12 at 101.00         Aa3          2,288,516

        1,560   Canal Winchester Local School District, Franklin and Fairfield       12/11 at 100.00         Aaa          1,596,894
                 Counties, Ohio, School Facilities Construction and Improvement
                 Bonds, Series 2001B, 5.000%, 12/01/28 - FGIC Insured

        1,500   Centerville City School District, Montgomery County, Ohio,            6/15 at 100.00         Aaa          1,553,520
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                 FSA Insured

        1,000   Central Ohio Solid Waste Authority, General Obligation Bonds,         6/14 at 100.00         AAA          1,060,280
                 Series 2004A, 5.000%, 12/01/15 - AMBAC Insured

        2,600   Cincinnati City School District, Hamilton County, Ohio, General      12/12 at 100.00         AAA          2,760,680
                 Obligation Bonds, Series 2002, 5.250%, 6/01/21 - FSA Insured

        1,000   Cleveland Municipal School District, Cuyahoga County, Ohio,           6/14 at 100.00         AAA          1,040,340
                 General Obligation Bonds, Series 2004, 5.000%, 12/01/22 -
                 FSA Insured

        1,200   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,        12/14 at 100.00         AA+          1,256,952
                 5.000%, 12/01/21

        1,000   Dayton, Ohio, General Obligation Bonds, Series 2004,                  6/14 at 100.00         AAA          1,070,100
                 5.250%, 12/01/19 - AMBAC Insured

        1,000   Dublin City School District, Franklin, Delaware and Union            12/13 at 100.00         AAA          1,039,810
                 Counties, Ohio, General Obligation Bonds, Series 2003,
                 5.000%, 12/01/22 - FSA Insured

        1,000   Dublin, Ohio, Unlimited Tax Various Purpose Improvement              12/10 at 100.00         Aaa          1,036,430
                 Bonds, Series 2000A, 5.000%, 12/01/20

        1,195   Fairview Park City School District, Cuyahoga County, Ohio,            6/15 at 100.00         Aaa          1,247,389
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/24 -
                 MBIA Insured

        1,300   Franklin County, Ohio, Limited Tax General Obligation Refunding      12/08 at 102.00         AAA          1,368,354
                 Bonds, Series 1993, 5.375%, 12/01/20

        2,000   Garfield Heights City School District, Cuyahoga County, Ohio,        12/11 at 100.00         Aaa          2,053,380
                 General Obligation School Improvement Bonds, Series 2001,
                 5.000%, 12/15/26 - MBIA Insured

        1,850   Hilliard School District, Franklin County, Ohio, General             12/15 at 100.00         AAA          1,929,069
                 Obligation Bonds, School Construction, Series 2005,
                 5.000%, 12/01/26 - MBIA Insured

        3,000   Hilliard School District, Franklin County, Ohio, General             12/16 at 100.00         AAA          3,144,180
                 Obligation Bonds, Series 2006A, 5.000%, 12/01/25 -
                 MBIA Insured

        1,160   Kenston Local School District, Geauga County, Ohio, General           6/13 at 100.00         Aaa          1,206,110
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured

        2,000   Louisville City School District, Ohio, General Obligation Bonds,     12/11 at 100.00         Aaa          2,046,360
                 Series 2001, 5.000%, 12/01/29 - FGIC Insured

          505   Marysville Exempted School District, Union County, Ohio,             12/15 at 100.00         AAA            527,366
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                 FSA Insured

        1,515   Massillon City School District, Ohio, General Obligation Bonds,      12/12 at 100.00         Aaa          1,608,627
                 Series 2003, 5.250%, 12/01/21 - MBIA Insured

          760   Middletown City School District, Butler County, Ohio, General        12/13 at 100.00         Aaa            786,349
                 Obligation Bonds, Series 2004, 5.000%, 12/01/25 -
                 FGIC Insured

        1,000   Newark City School District, Licking County, Ohio, General           12/15 at 100.00         AAA          1,039,640
                 Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC Insured

        3,000   Ohio, General Obligation Bonds, Infrastructure Improvements,          2/13 at 100.00         AA+          3,109,380
                 Series 2003F, 5.000%, 2/01/23

        5,000   Ohio, General Obligation Bonds, Series 2005A, 5.000%, 9/01/20         3/15 at 100.00         AA+          5,258,000


                                       40

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Olentangy Local School District, Delaware and Franklin Counties,
                Ohio, General Obligation Bonds, Series 2004A:
$       1,315    5.250%, 12/01/23 - FGIC Insured                                      6/14 at 100.00         AAA     $    1,405,380
        3,380    5.250%, 12/01/24 - FGIC Insured                                      6/14 at 100.00         AAA          3,609,975

        1,510   Painesville City School District, Ohio, General Obligation Bonds,    12/14 at 100.00         AAA          1,578,448
                 Series 2004, 5.000%, 12/01/22 - FGIC Insured

        1,155   Perry Local School District, Allen County, Ohio, General             12/11 at 101.00         AAA          1,234,164
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25 -
                 AMBAC Insured

          280   Plain Local School District, Franklin and Licking Counties,           6/11 at 100.00         Aaa            304,718
                 Ohio, General Obligation Bonds, Series 2000,
                 6.000%, 12/01/20 - FGIC Insured

        1,100   Plain Local School District, Franklin and Licking Counties,           6/12 at 100.00         Aaa          1,183,545
                 Ohio, General Obligation Bonds, Series 2002,
                 5.500%, 12/01/17 - FGIC Insured

        1,445   Portage County, Ohio, General Obligation Bonds, Series 2001,         12/11 at 100.00         AAA          1,479,174
                 5.000%, 12/01/27 - FGIC Insured

        1,000   Princeton City School District, Butler County, Ohio, General         12/13 at 100.00         AAA          1,031,820
                 Obligation Bonds, Series 2003, 5.000%, 12/01/30 -
                 MBIA Insured

        2,000   Strongsville, Ohio, General Obligation Bonds, Series 2001,           12/11 at 100.00         Aaa          2,079,500
                 5.000%, 12/01/21 - FGIC Insured

           70   Strongsville, Ohio, Limited Tax General Obligation Various           12/06 at 102.00         Aa2             71,869
                 Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21

        2,000   Sugarcreek Local School District, Athens County, Ohio, General       12/13 at 100.00         Aaa          2,106,980
                 Obligation Bonds, Series 2003, 5.250%, 12/01/27 -
                 MBIA Insured

                Warren City School District, Trumbull County, Ohio, General
                Obligation Bonds, Series 2004:
        2,515    5.000%, 12/01/20 - FGIC Insured                                      6/14 at 100.00         AAA          2,635,142
        1,170    5.000%, 12/01/22 - FGIC Insured                                      6/14 at 100.00         AAA          1,220,357

        1,000   West Chester Township, Butler County, Ohio, General Obligation       12/13 at 100.00         Aaa          1,032,450
                 Bonds, Series 2003, 5.000%, 12/01/28 - MBIA Insured

        2,000   Westerville City School District, Franklin and Delaware               6/11 at 100.00         AAA          2,043,320
                 Counties, Ohio, Various Purpose General Obligation Bonds,
                 Series 2001, 5.000%, 12/01/27 - MBIA Insured

        1,000   Westlake, Ohio, Various Purpose General Obligation                   12/08 at 101.00         Aaa          1,046,610
                 Improvement and Refunding Bonds, Series 1997,
                 5.550%, 12/01/17

------------------------------------------------------------------------------------------------------------------------------------
       68,070   Total Tax Obligation/General                                                                             71,285,499
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 8.8% (5.9% OF TOTAL INVESTMENTS)

        1,380   Columbus, Ohio, Tax Increment Financing Bonds, Easton                 6/14 at 100.00         AAA          1,424,588
                 Project, Series 2004A, 5.000%, 12/01/25 - AMBAC Insured

        3,000   Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation     12/15 at 100.00         AAA          3,118,920
                 Bonds, Convention Facilities Authority, Series 2005,
                 5.000%, 12/01/27 - AMBAC Insured

        1,085   Hamilton County Convention Facilities Authority, Ohio, First          6/14 at 100.00         AAA          1,138,306
                 Lien Revenue Bonds, Series 2004, 5.000%, 12/01/18 -
                 FGIC Insured

        1,000   Hudson City School District, Ohio, Certificates of Participation,     6/14 at 100.00         Aaa          1,030,980
                 Series 2004, 5.000%, 6/01/26 - MBIA Insured

                New Albany Community Authority, Ohio, Community Facilities
                Revenue Refunding Bonds, Series 2001B:
        1,000    5.500%, 10/01/15 - AMBAC Insured                                     4/12 at 100.00         AAA          1,080,320
        1,000    5.500%, 10/01/17 - AMBAC Insured                                     4/12 at 100.00         AAA          1,074,010

           90   Ohio Department of Transportation, Certificates of Participation,    10/06 at 100.00          AA             90,112
                 Rickenbacker International Airport Improvements,
                 Series 1996, 6.125%, 4/15/15 (Alternative Minimum Tax)

          800   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            832,184
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured


                                       41

                        Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,645   Ohio State Building Authority, State Facilities Bonds,                4/14 at 100.00         AAA     $    2,855,859
                 Adult Correctional Building Fund Project, Series 2004A,
                 5.250%, 4/01/15 - MBIA Insured

        1,000   Ohio, State Appropriation Lease Bonds, Mental Health                  6/13 at 100.00          AA          1,060,630
                 Capital Facilities, Series 2003B-II, 5.000%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
       13,000   Total Tax Obligation/Limited                                                                             13,705,909
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.3% (3.5% OF TOTAL INVESTMENTS)

        1,780   Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,          1/10 at 101.00         AAA          1,861,809
                 5.250%, 1/01/16 - FSA Insured

        3,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox International      12/13 at 100.00          AA          3,079,620
                 Airport, Series 2003C, 5.250%, 12/01/23 - RAAI Insured
                 (Alternative Minimum Tax)

        1,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox International         No Opt. Call         AAA          1,059,100
                 Airport, Series 2005B, 5.000%, 12/01/14 - XLCA Insured

        2,000   Ohio Turnpike Commission, Revenue Bonds, Series 1998A,                  No Opt. Call         AAA          2,242,620
                 5.500%, 2/15/18 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,780   Total Transportation                                                                                      8,243,149
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 27.5% (18.4% OF TOTAL INVESTMENTS) (4)

        1,000   Cincinnati City School District, Hamilton County, Ohio, General      12/11 at 100.00         AAA          1,075,230
                 Obligation Bonds, Series 2001, 5.375%, 12/01/15
                 (Pre-refunded 12/01/11) - MBIA Insured

        3,430   Cleveland, Ohio, Parking Facilities Revenue Refunding Bonds,          9/06 at 102.00         AAA          3,504,603
                 Series 1996, 5.500%, 9/15/22 (Pre-refunded 9/15/06) -
                 MBIA Insured

          420   Cleveland, Ohio, Waterworks Revenue Refunding and                     1/08 at 101.00         AAA            431,647
                 Improvement Bonds, Series 1998I, 5.000%, 1/01/28
                 (Pre-refunded 1/01/08) - FSA Insured

        1,210   Columbus, Ohio, Tax Increment Financing Bonds, Easton Project,        6/09 at 101.00         AAA          1,256,706
                 Series 1999, 4.875%, 12/01/24 (Pre-refunded 6/01/09) -
                 AMBAC Insured

        1,135   Franklin County, Ohio, First Mortgage Revenue, OCLC Inc. Project,    12/06 at 100.00         AAA          1,187,210
                 Series 1979, 7.500%, 6/01/09 (ETM)

        2,110   Hamilton County, Ohio, Sewer System Revenue and                       6/10 at 101.00         AAA          2,274,812
                 Improvement Bonds, Metropolitan Sewer District of Greater
                 Cincinnati, Series 2000A, 5.750%, 12/01/25 (Pre-refunded
                 6/01/10) - MBIA Insured

        1,000   Hilliard School District, Ohio, General Obligation School            12/10 at 101.00         AAA          1,086,300
                 Improvement Bonds, Series 2000, 5.750%, 12/01/24
                 (Pre-refunded 12/01/10) - FGIC Insured

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited          6/11 at 100.00         Aaa          2,117,260
                 Tax General Obligation School Improvement and Refunding
                 Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) -
                 FGIC Insured

        1,000   London City School District, Ohio, General Obligation School         12/11 at 100.00         Aaa          1,057,290
                 Facilities Construction and Improvement Bonds, Series 2001,
                 5.000%, 12/01/29 (Pre-refunded 12/01/11) - FGIC Insured

        3,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,           4/10 at 101.00       A (4)          3,320,190
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                 (Pre-refunded 4/01/10)

        1,260   Morgan Local School District, Morgan, Muskingum and                  12/10 at 101.00      AA (4)          1,371,371
                 Washington Counties, Ohio, Unlimited Tax General Obligation
                 School Improvement Bonds, Series 2000, 5.750%, 12/01/22
                 (Pre-refunded 12/01/10)

        4,315   Ohio Capital Corporation for Housing, FHA-Insured Section 8           2/09 at 102.00     N/R (4)          4,612,606
                 Assisted Mortgage Loan Revenue Refunding Bonds,
                 Series 1999G, 5.950%, 2/01/24 (Pre-refunded 2/01/09)

        1,200   Ohio Higher Educational Facilities Commission, Revenue Bonds,         9/06 at 101.00     Ba1 (4)          1,214,196
                 University of Findlay, Series 1996, 6.125%, 9/01/16
                 (Pre-refunded 9/01/06)

        6,000   Parma Community General Hospital Association, Ohio, Hospital         11/08 at 101.00      A- (4)          6,263,576
                 Revenue Refunding and Improvement Bonds, Series 1998,
                 5.375%, 11/01/29 (Pre-refunded 11/01/08)


                                       42

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,720   Pickerington Local School District, Fairfield and Franklin           12/11 at 100.00         AAA     $    2,875,829
                 Counties, Ohio, General Obligation Bonds, School Facilities
                 Construction and Improvement, Series 2001, 5.000%, 12/01/28
                 (Pre-refunded 12/01/11) -FGIC Insured

        1,220   Plain Local School District, Franklin and Licking Counties,           6/11 at 100.00         Aaa          1,338,267
                 Ohio, General Obligation Bonds, Series 2000, 6.000%, 12/01/20
                 (Pre-refunded 6/01/11) - FGIC Insured

        1,730   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            7/10 at 100.00         AAA          1,807,487
                 Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20
                 (Pre-refunded 7/01/10)

        2,830   Springfield Township, Hamilton County, Ohio, Various Purpose         12/11 at 100.00     Aa3 (4)          3,025,978
                 Limited Tax General Obligation Bonds, Series 2002,
                 5.250%, 12/01/27 (Pre-refunded 12/01/11)

        1,000   Upper Arlington City School District, Ohio, General Obligation       12/06 at 101.00         AAA          1,015,190
                 Improvement Bonds, Series 1996, 5.250%, 12/01/22
                 (Pre-refunded 12/01/06) - MBIA Insured

        2,000   Wayne Local School District, Warren County, Ohio, Unlimited          12/06 at 101.00         AAA          2,036,140
                 Tax General Obligation School Improvement Bonds,
                 Series 1996, 6.100%, 12/01/24 (Pre-refunded 12/01/06) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       40,580   Total U.S. Guaranteed                                                                                    42,871,888
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.1% (4.7% OF TOTAL INVESTMENTS)

        4,000   American Municipal Power Ohio Inc., Wadsworth, Electric               2/12 at 100.00         Aaa          4,153,200
                 System Improvement Revenue Bonds, Series 2002,
                 5.000%, 2/15/22 - MBIA Insured

        3,000   Ohio Air Quality Development Authority, Revenue Bonds,                4/07 at 102.00         AAA          3,088,110
                 JMG Funding Limited Partnership Project, Series 1997,
                 5.625%, 1/01/23 - AMBAC Insured (Alternative Minimum Tax)

        2,000   Ohio Municipal Electric Generation Agency, Beneficial Interest        2/14 at 100.00         AAA          2,083,420
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2004, 5.000%, 2/15/20 - AMBAC Insured

        1,700   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          1,713,804
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       10,700   Total Utilities                                                                                          11,038,534
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 10.0% (6.7% OF TOTAL INVESTMENTS)

                Cincinnati, Ohio, Water System Revenue Bonds, Series 2001:
        1,000    5.500%, 12/01/17                                                     6/11 at 100.00         AA+          1,065,590
        3,510    5.000%, 12/01/18                                                     6/11 at 100.00         AA+          3,648,119
        3,000    5.000%, 12/01/19                                                     6/11 at 100.00         AA+          3,116,730
        1,000    5.000%, 12/01/20                                                     6/11 at 100.00         AA+          1,040,240

        2,000   Cincinnati, Ohio, Water System Revenue Bonds, Series 2003,            6/11 at 100.00         AA+          2,069,220
                 5.000%, 12/01/22

        1,000   Cleveland, Ohio, Waterworks First Mortgage Revenue                      No Opt. Call         AAA          1,123,890
                 Refunding and Improvement Bonds, Series 1993G,
                 5.500%, 1/01/21 - MBIA Insured

           40   Cleveland, Ohio, Waterworks First Mortgage Revenue                    1/07 at 101.00         AAA             40,857
                 Refunding and Improvement Bonds, Series 1996H,
                 5.750%, 1/01/26 - MBIA Insured

          580   Cleveland, Ohio, Waterworks Revenue Refunding and                     1/08 at 101.00         AAA            589,680
                 Improvement Bonds, Series 1998I, 5.000%, 1/01/28 -
                 FSA Insured


                                       43

                        Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,220   Hamilton, Ohio, Wastewater System Revenue Bonds,                     10/15 at 100.00         Aaa     $    1,309,353
                 Series 2005, 5.250%, 10/01/22 - FSA Insured

        1,500   Ohio Water Development Authority, Water Pollution Control             6/15 at 100.00         AAA          1,572,465
                 Loan Fund Revenue Bonds, Water Quality Project,
                 Series 2005B, 5.000%, 6/01/25

------------------------------------------------------------------------------------------------------------------------------------
       14,850   Total Water and Sewer                                                                                    15,576,144
------------------------------------------------------------------------------------------------------------------------------------
$     222,800   Total Investments (cost $224,947,699) - 149.4%                                                          233,025,840
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.0)%                                                                         (256)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.4)%                                                        (77,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 156,025,584
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Ohio Dividend Advantage Municipal Fund (NXI)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 1.8% (1.3% OF TOTAL INVESTMENTS)

$       1,065   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    1,090,422
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 18.9% (12.9% OF TOTAL INVESTMENTS)

        1,165   Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue         8/15 at 100.00         AAA          1,208,152
                 Bonds, Euclid Avenue Housing Corporation - Fenn Tower
                 Project, Series 2005, 5.000%, 8/01/23 - AMBAC Insured

          300   Ohio Higher Education Facilities Commission, General Revenue          7/16 at 100.00          A+            303,543
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41
                 (WI/DD, Settling 8/09/06)

        2,650   Ohio Higher Education Facilities Commission, Revenue Bonds,           5/12 at 100.00          A2          2,721,020
                 Ohio Northern University, Series 2002, 5.000%, 5/01/22

          500   Ohio Higher Education Facilities Commission, Revenue Bonds,          12/15 at 100.00        Baa1            503,115
                 Wittenberg University, Series 2005, 5.000%, 12/01/24

        2,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,        11/11 at 101.00          AA          2,088,680
                 Denison University, Series 2001, 5.200%, 11/01/26

          500   Ohio Higher Educational Facilities Commission, Revenue Bonds,         5/16 at 100.00         Aaa            520,925
                 Xavier University, Series 2006, 5.000%, 5/01/22 - CIFG Insured

        1,760   Ohio University at Athens, Subordinate Lien General Receipts          6/14 at 100.00         AAA          1,841,699
                 Bonds, Series 2004, 5.000%, 12/01/20 - MBIA Insured

        2,735   University of Cincinnati, Ohio, General Receipts Bonds,               6/12 at 100.00          A+          2,887,257
                 Series 2002F, 5.375%, 6/01/19

------------------------------------------------------------------------------------------------------------------------------------
       11,610   Total Education and Civic Organizations                                                                  12,074,391
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 8.9% (6.0% OF TOTAL INVESTMENTS)

        1,100   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland             7/13 at 100.00         Aa3          1,204,610
                 Clinic Health System, Series 2003A, 6.000%, 1/01/32

        1,950   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica                11/09 at 101.00         AAA          2,032,914
                 Healthcare Obligated Group, Series 1999, 5.375%, 11/15/29 -
                 AMBAC Insured

          330   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/16 at 100.00          A-            343,246
                 Bonds, Upper Valley Medical Center Inc., Series 2006,
                 5.250%, 5/15/21

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA          1,020,200
                 Initiatives, Series 2004A, 5.000%, 5/01/30

        1,000   Richland County, Ohio, Hospital Facilities Revenue Improvement       11/10 at 101.00          A-          1,075,510
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000B, 6.375%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
        5,380   Total Health Care                                                                                         5,676,480
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.7% (3.2% OF TOTAL INVESTMENTS)

        2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue             4/11 at 102.00         Aa2          2,987,533
                 Bonds, Asbury Woods Project, Series 2001A, 5.450%, 4/01/26
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.3% (2.2% OF TOTAL INVESTMENTS)

          460   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            461,017
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

        1,070   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa          1,085,248
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

           45   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa             45,629
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000F, 5.625%, 9/01/16

          500   Ohio Housing Finance Agency, Single Family Mortgage Revenue           9/15 at 100.00         Aaa            504,155
                 Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,075   Total Housing/Single Family                                                                               2,096,049
------------------------------------------------------------------------------------------------------------------------------------


                                       45

                        Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 2.4% (1.7% OF TOTAL INVESTMENTS)

$         410   Cleveland-Cuyahoga County Port Authority, Ohio, Development          11/15 at 100.00         N/R     $      406,384
                 Revenue Bonds, Bond Fund Program - Columbia National
                 Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative
                 Minimum Tax)

        1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding             No Opt. Call        Baa2          1,136,250
                 Bonds, CSX Transportation Inc., Series 1992, 6.450%, 12/15/21

------------------------------------------------------------------------------------------------------------------------------------
        1,410   Total Industrials                                                                                         1,542,634
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.4% (1.6% OF TOTAL INVESTMENTS)

        1,470   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB          1,517,025
                 Revenue Bonds, Twin Towers, Series 1999A, 5.750%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 38.9% (26.4% OF TOTAL INVESTMENTS)

        1,090   Akron, Ohio, General Obligation Bonds, Series 2005,                  12/15 at 100.00         AAA          1,136,587
                 5.000%, 12/01/26 - AMBAC Insured

        1,000   Bay Village City School District, Ohio, General Obligation           12/10 at 100.00         Aa2          1,022,980
                 Unlimited Tax School Improvement Bonds, Series 2001,
                 5.000%, 12/01/25

        1,500   Centerville City School District, Montgomery County, Ohio,            6/15 at 100.00         Aaa          1,553,520
                 General Obligation Bonds, Series 2005, 5.000%, 12/01/30 -
                 FSA Insured

        1,000   Centerville, Ohio, General Obligation Limited Tax Bonds,             12/11 at 100.00         Aa3          1,032,060
                 Capital Facilities Improvement, Series 2001, 5.125%, 12/01/26

        1,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          1,104,460
                 Obligation Bonds, Series 2004, 5.500%, 12/01/15 - FSA Insured

          500   Cuyahoga County, Ohio, General Obligation Bonds,                     12/14 at 100.00         AA+            523,730
                 Series 2004, 5.000%, 12/01/21

        2,965   Franklin County, Worthington, Ohio, Various Purpose Unlimited        12/11 at 100.00          AA          3,148,652
                 Tax General Obligation Bonds, Series 2001, 5.375%, 12/01/21

        1,000   Lakewood City School District, Cuyahoga County, Ohio, General        12/14 at 100.00         AAA          1,081,680
                 Obligation Bonds, Series 2004, 5.250%, 12/01/16 -
                 FSA Insured

        1,005   Marysville Exempted School District, Union County, Ohio,             12/15 at 100.00         AAA          1,049,511
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                 FSA Insured

        1,000   Middletown City School District, Butler County, Ohio, General        12/13 at 100.00         Aaa          1,034,670
                 Obligation Bonds, Series 2004, 5.000%, 12/01/25 -
                 FGIC Insured

        1,000   Ohio, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16         3/15 at 100.00         AA+          1,066,400

        2,000   Ohio, General Obligation Higher Education Capital Facilities          2/11 at 100.00         AA+          2,076,040
                 Bonds, Series 2001A, 5.000%, 2/01/20

        1,900   Olentangy Local School District, Delaware and Franklin                6/14 at 100.00         AAA          2,030,587
                 Counties, Ohio, General Obligation Bonds, Series 2004A,
                 5.250%, 12/01/23 - FGIC Insured

        1,275   Sycamore Community School District, Hamilton County, Ohio,           12/09 at 101.00         AAA          1,316,591
                 Unlimited Tax General Obligation School Improvement Bonds,
                 Series 1999, 5.000%, 12/01/23 - MBIA Insured

        2,415   Troy City School District, Miami County, Ohio, General Obligation    12/14 at 100.00         Aaa          2,502,230
                 Bonds, Series 2005, 5.000%, 12/01/28 - FSA Insured

        1,485   West Chester Township, Butler County, Ohio, Various Purpose          11/11 at 101.00         Aaa          1,602,820
                 Limited Tax General Obligation Refunding Bonds, Series 2001,
                 5.500%, 12/01/17 - AMBAC Insured

        1,500   Westerville City School District, Franklin and Delaware               6/11 at 100.00         AAA          1,532,490
                 Counties, Ohio, Various Purpose General Obligation Bonds,
                 Series 2001, 5.000%, 12/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,635   Total Tax Obligation/General                                                                             24,815,008
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 10.2% (6.9% OF TOTAL INVESTMENTS)

        2,000   Franklin County, Ohio, Excise Tax and Lease Revenue                  12/15 at 100.00         AAA          2,079,280
                 Anticipation Bonds, Convention Facilities Authority,
                 Series 2005, 5.000%, 12/01/27 - AMBAC Insured

        1,415   Hamilton County Convention Facilities Authority, Ohio,                6/14 at 100.00         AAA          1,472,081
                 First Lien Revenue Bonds, Series 2004, 5.000%, 12/01/21 -
                 FGIC Insured

          345   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            358,879
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured


                                       46

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,000   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA     $    1,043,150
                 Adult Correctional Building Fund Project, Series 2005A,
                 5.000%, 4/01/23 - FSA Insured

        1,400   Virgin Islands Public Finance Authority, Gross Receipts Taxes        10/10 at 101.00         BBB          1,528,646
                 Loan Note, Series 1999A, 6.375%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------
        6,160   Total Tax Obligation/Limited                                                                              6,482,036
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.3% (2.2% OF TOTAL INVESTMENTS)

        2,000   Ohio Turnpike Commission, Revenue Bonds, Series 2001A,                2/11 at 100.00          AA          2,104,700
                 5.500%, 2/15/26
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 33.5% (22.7% OF TOTAL INVESTMENTS) (4)

        1,000   Franklin County, Ohio, Healthcare Facilities Revenue Bonds,           7/11 at 101.00     BBB (4)          1,145,210
                 Ohio Presbyterian Retirement Services, Series 2001A,
                 7.125%, 7/01/29 (Pre-refunded 7/01/11)

                Jackson City School District, Jackson County, Ohio, Unlimited
                Tax General Obligation School Improvement Bonds, Series 2001:
          880    5.500%, 12/01/22 (Pre-refunded 6/01/11) - MBIA Insured               6/11 at 100.00         Aaa            947,654
          935    5.500%, 12/01/23 (Pre-refunded 6/01/11) - MBIA Insured               6/11 at 100.00         Aaa          1,006,883

        2,000   Lakota Local School District, Butler County, Ohio, Unlimited          6/11 at 100.00         Aaa          2,117,260
                 Tax General Obligation School Improvement and Refunding
                 Bonds, Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) -
                 FGIC Insured

        1,000   Medina City School District, Medina County, Ohio, Unlimited          12/09 at 100.00         AAA          1,046,060
                 Tax General Obligation School Building Construction Bonds,
                 Series 1999, 5.250%, 12/01/28 (Pre-refunded 12/01/09) -
                 FGIC Insured

        1,000   Nordonia Hills City School District, Ohio, School Improvement        12/10 at 101.00         AAA          1,074,410
                 Bonds, Series 2000, 5.450%, 12/01/25 (Pre-refunded
                 12/01/10) - AMBAC Insured

        1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/10 at 101.00         AAA          1,076,400
                 University of Dayton, Series 2000, 5.500%, 12/01/25
                 (Pre-refunded 12/01/10) - AMBAC Insured

                Parma Community General Hospital Association, Ohio, Hospital
                Revenue Refunding and Improvement Bonds, Series 1998:
        2,250    5.250%, 11/01/13 (Pre-refunded 11/01/08)                            11/08 at 101.00      A- (4)          2,342,835
        2,000    5.375%, 11/01/29 (Pre-refunded 11/01/08)                            11/08 at 101.00      A- (4)          2,087,860

        4,000   Puerto Rico Municipal Finance Agency, Series 1999A,                   8/09 at 101.00         AAA          4,293,040
                 6.000%, 8/01/16 (Pre-refunded 8/01/09) - FSA Insured

        1,850   Swanton Local School District, Fulton County, Ohio, General          12/11 at 101.00         AAA          1,993,245
                 Obligation Bonds, Series 2001, 5.250%, 12/01/25
                 (Pre-refunded 12/01/11) - FGIC Insured

        2,000   University of Cincinnati, Ohio, General Receipts Bonds,               6/11 at 101.00         AAA          2,188,680
                 Series 2001A, 5.750%, 6/01/17 (Pre-refunded 6/01/11) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,915   Total U.S. Guaranteed                                                                                    21,319,537
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 10.4% (7.0% OF TOTAL INVESTMENTS)

        1,440   American Municipal Power Ohio Inc., Wadsworth, Electric               2/12 at 100.00         Aaa          1,524,571
                 System Improvement Revenue Bonds, Series 2002,
                 5.250%, 2/15/17 - MBIA Insured

          910   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,               12/10 at 101.00         AAA            973,937
                 Series 2001, 5.500%, 12/01/18 - AMBAC Insured

        2,000   Ohio Air Quality Development Authority, Revenue Refunding             5/09 at 101.00         AAA          2,064,460
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

        1,000   Ohio Municipal Electric Generation Agency, Beneficial Interest        2/14 at 100.00         AAA          1,039,100
                 Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                 Series 2004, 5.000%, 2/15/21 - AMBAC Insured

        1,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          1,008,120
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,350   Total Utilities                                                                                           6,610,188
------------------------------------------------------------------------------------------------------------------------------------


                                       47

                        Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.6% (4.5% OF TOTAL INVESTMENTS)

$       1,700   Cincinnati, Ohio, Water System Revenue Bonds, Series 2001,            6/11 at 100.00         AA+     $    1,771,825
                 5.125%, 12/01/21

        2,375   Ohio Water Development Authority, Revenue Bonds, Water               12/13 at 100.00         Aaa          2,464,561
                 Development Community Assistance Program, Series 2003,
                 5.000%, 12/01/23 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,075   Total Water and Sewer                                                                                     4,236,386
------------------------------------------------------------------------------------------------------------------------------------
$      88,030   Total Long-Term Investments (cost $89,185,265) - 145.3%                                                  92,552,389
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.0% (1.4% OF TOTAL INVESTMENTS)

        1,300   Puerto Rico Government Development Bank, Adjustable                                          A-1          1,300,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 3.530%, 12/01/15 - MBIA Insured (5)

$       1,300   Total Short-Term Investments (cost $1,300,000)                                                            1,300,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $90,485,265) - 147.3%                                                            93,852,389
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                        883,091
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.6)%                                                        (31,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   63,735,480
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

                        Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 8.8% (5.8% OF TOTAL INVESTMENTS)

$       3,000   Ohio State Sewage and Solid Waste Disposal Facilities,               11/11 at 100.00          A+     $    3,114,810
                 Revenue Bonds, Anheuser-Busch Project, Series 2001,
                 5.500%, 11/01/35 (Alternative Minimum Tax)

          930   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB            952,199
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
        3,930   Total Consumer Staples                                                                                    4,067,009
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 11.6% (7.6% OF TOTAL INVESTMENTS)

        1,345   Bowling Green State University, Ohio, General Receipts Bonds,         6/13 at 100.00         AAA          1,438,356
                 Series 2003, 5.250%, 6/01/18 - AMBAC Insured

          200   Ohio Higher Education Facilities Commission, General Revenue          7/16 at 100.00          A+            202,362
                 Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41
                 (WI/DD, Settling 8/09/06)

        1,050   Ohio Higher Educational Facilities Commission, Revenue Bonds,        12/11 at 100.00        Baa1          1,105,682
                 Wittenberg University, Series 2001, 5.500%, 12/01/15
          250   Ohio Higher Educational Facilities Commission, Revenue Bonds,         5/16 at 100.00         Aaa            260,463
                 Xavier University, Series 2006, 5.000%, 5/01/22 - CIFG Insured

        1,000   University of Cincinnati, Ohio, General Receipts Bonds,               6/13 at 100.00         AAA          1,038,910
                 Series 2003C, 5.000%, 6/01/22 - FGIC Insured

        1,245   University of Cincinnati, Ohio, General Receipts Bonds,               6/14 at 100.00         AAA          1,304,474
                 Series 2004D, 5.000%, 6/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,090   Total Education and Civic Organizations                                                                   5,350,247
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 24.0% (15.7% OF TOTAL INVESTMENTS)

        1,060   Akron, Bath and Copley Joint Township Hospital District,                No Opt. Call        Baa1          1,065,109
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System, Series 1998A, 5.000%, 11/15/08

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands       8/12 at 101.00           A          1,044,590
                 Regional Medical Center, Series 2002A, 5.500%, 8/15/22

        1,850   Lorain County, Ohio, Hospital Revenue Refunding and                  10/11 at 101.00         AA-          1,944,165
                 Improvement Bonds, Catholic Healthcare Partners,
                 Series 2001A, 5.400%, 10/01/21

          225   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/16 at 100.00          A-            234,032
                 Bonds, Upper Valley Medical Center Inc., Series 2006,
                 5.250%, 5/15/21

          700   Montgomery County, Ohio, Revenue Bonds, Catholic                      5/14 at 100.00          AA            714,140
                 Health Initiatives, Series 2004A, 5.000%, 5/01/30

        2,000   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          2,151,020
                 Improvement Bonds, MedCentral Health System Obligated
                 Group, Series 2000B, 6.375%, 11/15/30

        3,670   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds,          10/11 at 101.00          AA          3,930,203
                 Union Hospital Project, Series 2001, 5.750%, 10/01/26 -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,505   Total Health Care                                                                                        11,083,259
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,000   Franklin County, Ohio, GNMA Collateralized Multifamily                5/12 at 102.00         Aaa          1,045,280
                 Housing Mortgage Revenue Bonds, Agler Project,
                 Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.3% (1.5% OF TOTAL INVESTMENTS)

           50   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/10 at 100.00         Aaa             50,939
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2001A, 5.500%, 9/01/34 (Alternative Minimum Tax)

        1,000   Ohio Housing Finance Agency, Single Family Mortgage                   9/15 at 100.00         Aaa          1,008,310
                 Revenue Bonds, Series 2006H, 5.000%, 9/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,050   Total Housing/Single Family                                                                               1,059,249
------------------------------------------------------------------------------------------------------------------------------------


                                       49

                        Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 2.1% (1.5% OF TOTAL INVESTMENTS)

$       1,000   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB     $    1,030,780
                 Revenue Bonds, Twin Towers, Series 1999A, 5.800%, 10/01/23
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 45.1% (29.6% OF TOTAL INVESTMENTS)

        1,700   Butler County, Hamilton, Ohio, Limited Tax General Obligation        11/11 at 101.00         Aaa          1,751,816
                 Bonds, One Renaissance Center Acquisition, Series 2001,
                 5.000%, 11/01/26 - AMBAC Insured

                Cleveland Municipal School District, Cuyahoga County, Ohio,
                General Obligation Bonds, Series 2004:
        1,000    5.000%, 12/01/15 - FSA Insured                                       6/14 at 100.00         AAA          1,062,340
        1,000    5.000%, 12/01/22 - FSA Insured                                       6/14 at 100.00         AAA          1,040,340

        2,605   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          2,877,118
                 Obligation Bonds, Series 2004, 5.500%, 12/01/15 - FSA Insured

          400   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,        12/14 at 100.00         AA+            418,984
                 5.000%, 12/01/21

        1,750   Fairfield City School District, Ohio, General Obligation Refunding   12/11 at 100.00         AAA          1,864,188
                 Bonds, Series 2001, 5.375%, 12/01/19 - FGIC Insured

        1,065   Lakewood City School District, Cuyahoga County, Ohio, General        12/14 at 100.00         AAA          1,151,989
                 Obligation Bonds, Series 2004, 5.250%, 12/01/16 -
                 FSA Insured

        2,420   Lorain County, Ohio, Limited Tax General Obligation Justice          12/12 at 100.00         Aaa          2,607,163
                 Center Bonds, Series 2002, 5.500%, 12/01/22 - FGIC Insured

        1,005   Marysville Exempted School District, Union County, Ohio,             12/15 at 100.00         AAA          1,049,511
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                 FSA Insured

        2,665   Newark City School District, Licking County, Ohio, General           12/15 at 100.00         AAA          2,770,641
                 Obligation Bonds, Series 2005, 5.000%, 12/01/28 -
                 FGIC Insured

        1,050   Olentangy Local School District, Delaware and Franklin                6/14 at 100.00         AAA          1,154,076
                 Counties, Ohio, General Obligation Bonds, Series 2004A,
                 5.500%, 12/01/15 - FGIC Insured

        1,960   Portage County, Ohio, General Obligation Bonds, Series 2001,         12/11 at 100.00         AAA          2,025,797
                 5.000%, 12/01/25 - FGIC Insured

        1,000   Powell, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         AAA          1,072,210
                 5.500%, 12/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,620   Total Tax Obligation/General                                                                             20,846,173
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 15.6% (10.3% OF TOTAL INVESTMENTS)

          250   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            260,058
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        1,000   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA          1,043,150
                 Adult Correctional Building Fund Project, Series 2005A,
                 5.000%, 4/01/23 - FSA Insured

        2,500   Ohio, State Appropriation Lease Bonds, Higher Education                 No Opt. Call         AAA          2,636,950
                 Capital Facilities, Series 2002A-II, 5.500%, 12/01/09 -
                 MBIA Insured

        1,095   Ohio, State Appropriation Lease Bonds, Parks and Recreation          12/13 at 100.00          AA          1,154,469
                 Capital Facilities, Series 2004A-II, 5.000%, 12/01/18

        1,000   Puerto Rico Highway and Transportation Authority, Highway             7/12 at 100.00        BBB+          1,069,080
                 Revenue Refunding Bonds, Series 2002E, 5.750%, 7/01/24

        1,000   Summit County Port Authority, Ohio, Revenue Bonds, Civic             12/11 at 100.00         AAA          1,061,480
                 Theatre Project, Series 2001, 5.500%, 12/01/26 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,845   Total Tax Obligation/Limited                                                                              7,225,187
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 7.9% (5.2% OF TOTAL INVESTMENTS)

        3,495   Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,          1/10 at 101.00         AAA          3,649,968
                 5.250%, 1/01/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 18.0% (11.8% OF TOTAL INVESTMENTS) (4)

        1,000   Cleveland, Ohio, General Obligation Bonds, Series 2003,               8/13 at 100.00         AAA          1,083,600
                 5.250%, 8/01/18 (Pre-refunded 8/01/13) - FGIC Insured

        1,000   Greater Cleveland Regional Transit Authority, Ohio, General          12/11 at 100.00         Aaa          1,063,270
                 Obligation Capital Improvement Bonds, Series 2001A,
                 5.125%, 12/01/21 (Pre-refunded 12/01/11) - MBIA Insured


                                       50

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       4,000   Lebanon City School District, Warren County, Ohio, General           12/11 at 100.00         AAA     $    4,324,879
                 Obligation Bonds, Series 2001, 5.500%, 12/01/21
                 (Pre-refunded 12/01/11) - FSA Insured

        1,710   Marysville Exempted Village School District, Ohio,                    6/15 at 100.00         AAA          1,864,328
                 Certificates of Participation, School Facilities Project,
                 Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,710   Total U.S. Guaranteed                                                                                     8,336,077
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.1% (6.0% OF TOTAL INVESTMENTS)

        2,500   Ohio Air Quality Development Authority, Revenue Refunding             5/09 at 101.00         AAA          2,580,575
                 Bonds, Ohio Power Company Project, Series 1999C,
                 5.150%, 5/01/26 - AMBAC Insured

          595   Ohio Municipal Electric Generation Agency, Beneficial                 2/14 at 100.00         AAA            619,817
                 Interest Certificates, Belleville Hydroelectric Project -
                 Joint Venture 5, Series 2004, 5.000%, 2/15/20 -
                 AMBAC Insured

        1,000   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          1,008,120
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,095   Total Utilities                                                                                           4,208,512
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 3.4% (2.2% OF TOTAL INVESTMENTS)

        1,500   Ohio Water Development Authority, Revenue Bonds,                     12/11 at 100.00         AAA          1,559,625
                 Fresh Water Development, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
$      65,840   Total Long-Term Investments (cost $67,511,838) - 150.2%                                                  69,461,366
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.1% (1.3% OF TOTAL INVESTMENTS)

          950   Puerto Rico Government Development Bank, Adjustable                     No Opt. Call         A-1            950,000
                 Refunding Bonds, Variable Rate Demand Obligations,
                 Series 1985, 3.530%, 12/01/15 - MBIA Insured (5)
------------------------------------------------------------------------------------------------------------------------------------
$         950   Total Short-Term Investments (cost $950,000)                                                                950,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $68,461,838) - 152.3%                                                            70,411,366
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.4)%                                                                     (168,921)
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.9)%                                                        (24,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   46,242,445
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

                        Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ)
                        Portfolio of
                                INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 6.3% (4.2% OF TOTAL INVESTMENTS)

$       2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,047,740
                 Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.4% (8.2% OF TOTAL INVESTMENTS)

          150   Ohio Higher Education Facilities Commission, General                  7/16 at 100.00          A+            151,772
                 Revenue Bonds, Kenyon College, Series 2006,
                 5.000%, 7/01/41 (WI/DD, Settling 8/09/06)

        2,000   Ohio Higher Education Facilities Commission, Revenue                 10/12 at 100.00         AA-          2,148,840
                 Bonds, Case Western Reserve University, Series 2002B,
                 5.500%, 10/01/22

        1,125   Ohio Higher Education Facilities Commission, Revenue                  5/12 at 100.00          A2          1,217,239
                 Bonds, Ohio Northern University, Series 2002,
                 5.750%, 5/01/16

          500   Ohio Higher Education Facilities Commission, Revenue                 12/15 at 100.00        Baa1            503,115
                 Bonds, Wittenberg University, Series 2005,
                 5.000%, 12/01/24

------------------------------------------------------------------------------------------------------------------------------------
        3,775   Total Education and Civic Organizations                                                                   4,020,966
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.9% (10.6% OF TOTAL INVESTMENTS)

          530   Akron, Bath and Copley Joint Township Hospital District,                No Opt. Call        Baa1            532,555
                 Ohio, Hospital Facilities Revenue Bonds, Summa Health
                 System, Series 1998A, 5.000%, 11/15/08

        1,750   Erie County, Ohio, Hospital Facilities Revenue Bonds,                 8/12 at 101.00           A          1,828,033
                 Firelands Regional Medical Center, Series 2002A,
                 5.500%, 8/15/22

          160   Miami County, Ohio, Hospital Facilities Revenue Refunding             5/16 at 100.00          A-            166,422
                 Bonds, Upper Valley Medical Center Inc., Series 2006,
                 5.250%, 5/15/21

        1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health               9/11 at 100.00          AA          1,066,360
                 Initiatives, Series 2001, 5.500%, 9/01/12

          500   Montgomery County, Ohio, Revenue Bonds, Catholic Health               5/14 at 100.00          AA            510,100
                 Initiatives, Series 2004A, 5.000%, 5/01/30

        1,000   Richland County, Ohio, Hospital Facilities Revenue                   11/10 at 101.00          A-          1,075,510
                 Improvement Bonds, MedCentral Health System Obligated
                 Group, Series 2000B, 6.375%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
        4,940   Total Health Care                                                                                         5,178,980
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.4% (2.9% OF TOTAL INVESTMENTS)

          220   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            220,486
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000C, 6.050%, 3/01/32 (Alternative Minimum Tax)

          655   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa            664,334
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000D, 5.450%, 9/01/31 (Alternative Minimum Tax)

           45   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     8/10 at 100.00         Aaa             45,629
                 Securities Program Residential Mortgage Revenue Bonds,
                 Series 2000F, 5.625%, 9/01/16

          500   Ohio Housing Finance Agency, Single Family Mortgage                   9/15 at 100.00         Aaa            504,155
                 Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,420   Total Housing/Single Family                                                                               1,434,604
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.7% (1.1% OF TOTAL INVESTMENTS)

          500   Hamilton County, Ohio, Healthcare Facilities Improvement             10/08 at 102.00         BBB            515,995
                 Revenue Bonds, Twin Towers, Series 1999A, 5.750%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 41.7% (27.8% OF TOTAL INVESTMENTS)

        2,000   Canal Winchester Local School District, Franklin and Fairfield       12/08 at 102.00         AAA          2,084,740
                 Counties, Ohio, Unlimited Tax General Obligation School
                 Improvement Bonds, Series 1998, 5.300%, 12/01/25 -
                 FGIC Insured

          300   Cuyahoga County, Ohio, General Obligation Bonds,                     12/14 at 100.00         AA+            314,238
                 Series 2004, 5.000%, 12/01/21


                                       52

    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,475   Eaton City School District, Preble County, Ohio, General             12/12 at 101.00         Aaa     $    1,624,580
                 Obligation Bonds, Series 2002, 5.750%, 12/01/21 -
                 FGIC Insured

        2,000   Granville Exempt Village School District, Ohio, General              12/11 at 100.00         Aa2          2,118,060
                 Obligation Bonds, Series 2001, 5.500%, 12/01/28

        1,000   Kenston Local School District, Geauga County, Ohio, General           6/13 at 100.00         Aaa          1,039,750
                 Obligation Bonds, Series 2003, 5.000%, 12/01/22 -
                 MBIA Insured

        1,270   Lorain, Ohio, General Obligation Bonds, Series 2002,                 12/12 at 100.00         Aaa          1,320,190
                 5.125%, 12/01/26 - AMBAC Insured

          500   Marysville Exempted School District, Union County, Ohio,             12/15 at 100.00         AAA            522,145
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/25 -
                 FSA Insured

        1,190   Miami East Local School District, Miami County, Ohio,                12/12 at 100.00         AAA          1,239,230
                 General Obligation Bonds, Series 2002, 5.125%, 12/01/29 -
                 FSA Insured

        1,000   Ohio, Common Schools Capital Facilities, General Obligation           9/11 at 100.00         AA+          1,042,140
                 Bonds, Series 2001B, 5.000%, 9/15/20

        1,000   Olentangy Local School District, Delaware and Franklin                6/14 at 100.00         AAA          1,069,410
                 Counties, Ohio, General Obligation Bonds, Series 2004A,
                 5.250%, 12/01/21 - FGIC Insured

        1,130   Solon, Ohio, General Obligation Refunding and Improvement            12/12 at 100.00         AA+          1,189,054
                 Bonds, Series 2002, 5.000%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
       12,865   Total Tax Obligation/General                                                                             13,563,537
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 21.3% (14.2% OF TOTAL INVESTMENTS)

        1,000   Midview Local School District, Lorain County, Ohio,                   5/13 at 100.00           A          1,017,980
                 Certificates of Participation, Series 2003, 5.000%, 11/01/30

        1,250   Ohio State Building Authority, State Facilities Bonds,                4/12 at 100.00         AAA          1,341,213
                 Administrative Building Fund Projects, Series 2002A,
                 5.500%, 4/01/18 - FSA Insured

          200   Ohio State Building Authority, State Facilities Bonds,                4/15 at 100.00         AAA            208,046
                 Administrative Building Fund Projects, Series 2005A,
                 5.000%, 4/01/25 - FSA Insured

        2,000   Ohio, State Appropriation Lease Bonds, Higher Education                 No Opt. Call         AAA          2,109,560
                 Capital Facilities, Series 2002A-II, 5.500%, 12/01/09 -
                 MBIA Insured

        2,000   Puerto Rico Public Buildings Authority, Guaranteed                      No Opt. Call         AAA          2,253,920
                 Government Facilities Revenue Bonds, Series 1993L,
                 5.500%, 7/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,450   Total Tax Obligation/Limited                                                                              6,930,719
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 9.0% (6.0% OF TOTAL INVESTMENTS)

        1,140   Columbus Municipal Airport Authority, Ohio, Airport                     No Opt. Call         AAA          1,202,084
                 Improvement Revenue Bonds, Port Columbus International
                 Airport Project, Series 1998B, 5.250%, 1/01/11 -
                 AMBAC Insured

        1,550   Ohio Turnpike Commission, Revenue Bonds, Series 1998A,                  No Opt. Call         AAA          1,738,031
                 5.500%, 2/15/18 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,690   Total Transportation                                                                                      2,940,115
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 27.8% (18.5% OF TOTAL INVESTMENTS) (4)

        1,000   Akron, Ohio, Sanitary Sewer System Revenue Refunding                 12/06 at 101.00         AAA          1,016,170
                 Bonds, Series 1997, 5.550%, 12/01/16 (Pre-refunded
                 12/01/06) - MBIA Insured

        1,500   Hamilton County, Ohio, Sewer System Revenue Refunding                12/11 at 100.00         AAA          1,603,875
                 and Improvement Bonds, Metropolitan Sewer District of
                 Greater Cincinnati, Series 2001A, 5.250%, 12/01/18
                 (Pre-refunded 12/01/11) - MBIA Insured

        1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002,               12/12 at 100.00     AA- (4)          1,086,400
                 5.375%, 12/01/22 (Pre-refunded 12/01/12)

        1,425   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,           4/10 at 101.00       A (4)          1,577,090
                 Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                 (Pre-refunded 4/01/10)

        1,000   Ohio State University, General Receipts Bonds, Series 1999A,         12/09 at 101.00      AA (4)          1,071,960
                 5.800%, 12/01/29 (Pre-refunded 12/01/09)

        1,000   Parma Community General Hospital Association, Ohio, Hospital         11/08 at 101.00      A- (4)          1,043,930
                 Revenue Refunding and Improvement Bonds, Series 1998,
                 5.375%, 11/01/29 (Pre-refunded 11/01/08)


                                       53

                        Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (continued)
                             Portfolio of INVESTMENTS July 31, 2006
    PRINCIPAL                                                                         OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                       PROVISIONS (2)     RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,535   Pickerington Local School District, Fairfield and Franklin           12/11 at 100.00         AAA     $    1,641,299
                 Counties, Ohio, General Obligation Bonds, School Facilities
                 Construction and Improvement, Series 2001, 5.250%, 12/01/20
                 (Pre-refunded 12/01/11) -FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,460   Total U.S. Guaranteed                                                                                     9,040,724
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.9% (3.3% OF TOTAL INVESTMENTS)

        1,500   American Municipal Power Ohio Inc., Wadsworth, Electric               2/12 at 100.00         Aaa          1,588,095
                 System Improvement Revenue Bonds, Series 2002,
                 5.250%, 2/15/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 4.8% (3.2% OF TOTAL INVESTMENTS)

        1,500   Ohio Water Development Authority, Revenue Bonds, Fresh               12/11 at 100.00         AAA          1,559,623
                 Water Development, Series 2001A, 5.000%, 12/01/21 -
                 FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
$      46,100   Total Investments (cost $46,818,581) - 150.2%                                                            48,821,098
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                        185,260
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.8)%                                                        (16,500,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  32,506,358
                ====================================================================================================================

    FORWARD SWAPS OUTSTANDING AT JULY 31, 2006:
                                 FIXED RATE                     FLOATING RATE
                                       PAID     FIXED RATE           RECEIVED  FLOATING RATE                              UNREALIZED
                     NOTIONAL   BY THE FUND        PAYMENT        BY THE FUND        PAYMENT  EFFECTIVE  TERMINATION    APPRECIATION
    COUNTERPARTY       AMOUNT  (ANNUALIZED)      FREQUENCY           BASED ON      FREQUENCY   DATE (5)         DATE  (DEPRECIATION)
    --------------------------------------------------------------------------------------------------------------------------------
    Goldman Sachs  $3,600,000        5.682%  Semi-Annually  3 month USD-LIBOR      Quarterly    7/10/07     7/10/12        $(36,792)
    Goldman Sachs   1,100,000        5.803   Semi-Annually  3 month USD-LIBOR      Quarterly    7/10/07     7/10/37          21,779
    --------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(15,013)
    ================================================================================================================================
    USD-LIBOR (United States Dollar-London Inter-Bank Offered Rates)

    FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2006:
                                                                                                                          UNREALIZED
                                             CONTRACT       NUMBER OF      CONTRACT      ORIGINAL         VALUE AT      APPRECIATION
    TYPE                                     POSITION       CONTRACTS    EXPIRATION         VALUE    JULY 31, 2006    (DEPRECIATION)
    --------------------------------------------------------------------------------------------------------------------------------
    U.S 10-Year Treasury Notes                   Long              17          9/06    $1,779,207       $1,802,531           $23,324
    ================================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES July 31, 2006
                                                                                         MICHIGAN          MICHIGAN        MICHIGAN
                                                                                          QUALITY           PREMIUM        DIVIDEND
                                                                                           INCOME            INCOME       ADVANTAGE
                                                                                            (NUM)             (NMP)           (NZW)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $261,718,216,
   $165,840,098 and $45,209,031, respectively)                                       $274,844,989      $172,445,953     $47,115,217
Cash                                                                                           --           696,658         227,984
Deposits with brokers for open futures contracts                                               --                --              --
Receivables:
   Interest                                                                             3,085,736         2,181,089         547,711
   Investments sold                                                                       488,480                --              --
   Variation margin on futures contracts                                                       --                --              --
Other assets                                                                               20,939            10,820           2,603
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                    278,440,144       175,334,520      47,893,515
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                            856,149                --              --
Payable for investments purchased                                                       5,607,030         3,568,110       1,019,460
Unrealized depreciation on forward swaps                                                       --                --          23,573
Accrued expenses:
   Management fees                                                                        144,705            92,083          13,385
   Other                                                                                   68,334            40,638           7,648
Preferred share dividends payable                                                          30,182            22,336           6,354
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                 6,706,400         3,723,167       1,070,420
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 94,000,000        56,000,000      16,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $177,733,744      $115,611,353     $30,823,095
====================================================================================================================================
Common shares outstanding                                                              11,714,953         7,751,048       2,063,804
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                             $      15.17      $      14.92     $     14.94
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $    117,150      $     77,510     $    20,638
Paid-in surplus                                                                      163,946,943        108,392,808      29,227,559
Undistributed (Over-distribution of) net investment income                               209,079            220,559          80,490
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                                333,799           314,621        (388,205)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                                             13,126,773         6,605,855       1,882,613
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $177,733,744      $115,611,353     $30,823,095
====================================================================================================================================
Authorized shares:
   Common                                                                             200,000,000       200,000,000       Unlimited
   Preferred                                                                            1,000,000         1,000,000       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES July 31, 2006 (continued)
                                                                            OHIO             OHIO              OHIO            OHIO
                                                                         QUALITY         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NUO)            (NXI)             (NBJ)           (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $224,947,699, $90,485,265,
   $68,461,838 and $46,818,581, respectively)                       $233,025,840      $93,852,389       $70,411,366     $48,821,098
Cash                                                                          --           98,947                --              --
Deposits with brokers for open futures contracts                              --               --                --          43,735
Receivables:
   Interest                                                            2,710,518        1,148,061           736,996         587,433
   Investments sold                                                       15,000               --                --              --
   Variation margin on futures contracts                                      --               --                --             531
Other assets                                                              22,488              169             2,645              88
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                   235,773,846       95,099,566        71,151,007      49,452,885
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                         1,824,791               --           676,702         245,738
Payable for investments purchased                                        705,397          302,313           201,542         151,157
Unrealized depreciation on forward swaps                                      --               --                --          15,013
Accrued expenses:
   Management fees                                                       124,575           31,104            20,078          14,009
   Other                                                                  59,765           15,294             8,208          10,845
Preferred share dividends payable                                         33,734           15,375             2,032           9,765
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                2,748,262          364,086           908,562         446,527
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                77,000,000       31,000,000        24,000,000      16,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $156,025,584      $63,735,480       $46,242,445     $32,506,358
====================================================================================================================================
Common shares outstanding                                              9,746,032        4,242,916         3,121,477       2,158,239
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                            $      16.01      $     15.02         $   14.81     $     15.06
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                             $     97,460      $    42,429        $   31,215     $    21,582
Paid-in surplus                                                      147,811,741       60,251,477        44,255,652      30,537,824
Undistributed (Over-distribution of) net investment income               (13,360)          (7,440)          (59,814)        (56,331)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                51,602           81,890            65,864          (7,545)
Net unrealized appreciation (depreciation) of investments and
   derivative transactions                                             8,078,141        3,367,124         1,949,528       2,010,828
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                              $156,025,584      $63,735,480       $46,242,445     $32,506,358
====================================================================================================================================
Authorized shares:
   Common                                                            200,000,000        Unlimited         Unlimited       Unlimited
   Preferred                                                           1,000,000        Unlimited         Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended July 31, 2006
                                                                                         MICHIGAN          MICHIGAN        MICHIGAN
                                                                                          QUALITY           PREMIUM        DIVIDEND
                                                                                           INCOME            INCOME       ADVANTAGE
                                                                                            (NUM)             (NMP)           (NZW)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $13,389,422       $ 8,478,869      $2,259,229
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                         1,735,268         1,102,239         301,964
Preferred shares - auction fees                                                           233,172           138,924          39,693
Preferred shares - dividend disbursing agent fees                                          20,849            20,493          10,000
Shareholders' servicing agent fees and expenses                                            27,404            20,660             923
Custodian's fees and expenses                                                              81,439            45,249          17,129
Directors'/Trustees' fees and expenses                                                      5,742             3,675           1,051
Professional fees                                                                          19,231            15,598          11,123
Shareholders' reports - printing and mailing expenses                                      36,901            19,166           9,392
Stock exchange listing fees                                                                10,158            10,125             175
Investor relations expense                                                                 29,903            18,042           7,308
Other expenses                                                                             25,398            12,778          11,085
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                                                2,225,465         1,406,949         409,843
   Custodian fee credit                                                                   (24,174)          (10,196)         (7,817)
   Expense reimbursement                                                                       --                --        (141,706)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                            2,201,291         1,396,753         260,320
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  11,188,131         7,082,116       1,998,909
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                 879,750           522,482          25,827
Net realized gain (loss) from forward swaps                                                    --                --          36,525
Change in net unrealized appreciation (depreciation)
   of investments                                                                      (6,894,595)       (3,676,369)       (863,821)
Change in net unrealized appreciation (depreciation)
   of futures                                                                                  --                --              --
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                                            --                --         (18,351)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                (6,014,845)       (3,153,887)       (819,820)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                             (2,438,505)       (1,425,891)       (422,322)
From accumulated net realized gains                                                      (204,993)         (177,593)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                        (2,643,498)       (1,603,484)       (422,322)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                    $ 2,529,788       $ 2,324,745      $  756,767
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended July 31, 2006 (continued)
                                                                            OHIO             OHIO              OHIO            OHIO
                                                                         QUALITY         DIVIDEND          DIVIDEND        DIVIDEND
                                                                          INCOME        ADVANTAGE       ADVANTAGE 2     ADVANTAGE 3
                                                                           (NUO)            (NXI)             (NBJ)           (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $11,448,549      $ 4,559,679       $ 3,271,728      $2,319,886
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                        1,487,460          610,911           453,346         316,083
Preferred shares - auction fees                                          191,022           76,861            59,497          40,932
Preferred shares - dividend disbursing agent fees                         30,000           10,000            10,000          10,000
Shareholders' servicing agent fees and expenses                           29,979            1,496             1,372           1,137
Custodian's fees and expenses                                             69,629           26,575            22,781          15,217
Directors'/Trustees' fees and expenses                                     4,688            2,053             1,552           1,080
Professional fees                                                         16,585           12,791            11,956          11,244
Shareholders' reports - printing and mailing expenses                     16,854           14,686            12,086           9,464
Stock exchange listing fees                                               10,204              360               265             184
Investor relations expense                                                24,267           13,478             8,878           6,478
Other expenses                                                            17,379           13,015            12,571          10,859
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                               1,898,067          782,226           594,304         422,678
   Custodian fee credit                                                  (20,289)         (17,570)          (14,044)         (6,641)
   Expense reimbursement                                                      --         (270,876)         (212,746)       (148,332)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                           1,877,778          493,780           367,514         267,705
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  9,570,771        4,065,899         2,904,214       2,052,181
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                 61,521          104,619           135,984          (2,845)
Net realized gain (loss) from forward swaps                                   --               --                --              --
Change in net unrealized appreciation (depreciation)
   of investments                                                     (4,237,619)      (1,806,156)       (1,423,071)       (991,042)
Change in net unrealized appreciation (depreciation)
   of futures                                                                 --               --                --          23,324
Change in net unrealized appreciation (depreciation)
   of forward swaps                                                           --               --                --         (15,013)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                               (4,176,098)      (1,701,537)       (1,287,087)       (985,576)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                            (2,099,203)        (876,328)         (671,536)       (464,277)
From accumulated net realized gains                                      (76,287)         (18,836)          (22,844)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                       (2,175,490)        (895,164)         (694,380)       (464,277)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                   $ 3,219,183      $ 1,469,198       $   922,747      $  602,328
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                             CHANGES IN NET ASSETS
                                            MICHIGAN                            MICHIGAN                          MICHIGAN
                                       QUALITY INCOME (NUM)                PREMIUM INCOME (NMP)            DIVIDEND ADVANTAGE (NZW)
                                 ------------------------------       -----------------------------      ---------------------------
                                   YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED     YEAR ENDED
                                      7/31/06           7/31/05           7/31/06           7/31/05          7/31/06        7/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 11,188,131      $ 11,434,474       $ 7,082,116       $ 7,216,850      $ 1,998,909    $ 2,018,904
Net realized gain (loss)
   from investments                   879,750         1,581,756           522,482         1,197,250           25,827        129,220
Net realized gain (loss)
   from forward swaps                      --                --                --                --           36,525       (496,596)
Change in net unrealized
   appreciation (depreciation)
   of investments                  (6,894,595)        4,992,452        (3,676,369)        2,658,205         (863,821)     1,604,711
Change in net unrealized appreciation
   (depreciation) of futures               --                --                --                --               --             --
Change in net unrealized appreciation
   (depreciation) of forward swaps         --                --                --                --          (18,351)        59,406
Distributions to
   Preferred Shareholders:
   From net investment income      (2,438,505)       (1,477,435)       (1,425,891)         (885,902)        (422,322)      (229,801)
   From accumulated net
      realized gains                 (204,993)          (81,692)         (177,593)          (11,575)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  2,529,788        16,449,555         2,324,745        10,174,828          756,767      3,085,844
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (9,516,815)      (10,880,505)       (6,136,157)       (7,012,719)      (1,790,433)    (1,842,204)
From accumulated net
   realized gains                  (1,317,932)       (1,296,599)       (1,135,132)         (357,099)              --             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders         (10,834,747)      (12,177,104)       (7,271,289)       (7,369,818)      (1,790,433)    (1,842,204)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions    139,063           513,084            83,158           140,855           36,099         24,803
Preferred shares offering costs            --                --                --                --               --         13,775
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions         139,063           513,084            83,158           140,855           36,099         38,578
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares     (8,165,896)        4,785,535        (4,863,386)        2,945,865         (997,567)     1,282,218
Net assets applicable to Common
   shares at the beginning
   of year                        185,899,640       181,114,105       120,474,739       117,528,874       31,820,662     30,538,444
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $177,733,744      $185,899,640      $115,611,353      $120,474,739      $30,823,095    $31,820,662
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                       $    209,079      $    990,736      $    220,559      $    703,684      $    80,490    $   294,336
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            CHANGES IN NET ASSETS (continued)
                                               OHIO                                 OHIO                            OHIO
                                       QUALITY INCOME (NUO)              DIVIDEND ADVANTAGE (NXI)         DIVIDEND ADVANTAGE 2 (NBJ)
                                 ------------------------------       -----------------------------      ---------------------------
                                   YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED
                                      7/31/06           7/31/05           7/31/06           7/31/05         7/31/06         7/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income             $ 9,570,771       $ 9,930,851       $ 4,065,899       $ 4,243,742      $ 2,904,214    $ 2,953,831
Net realized gain (loss)
   from investments                    61,521           795,602           104,619           285,990          135,984        218,487
Net realized gain (loss)
    from forward swaps                     --                --                --                --               --             --
Change in net unrealized appreciation
   (depreciation) of investments   (4,237,619)        3,879,996        (1,806,156)        2,106,549       (1,423,071)     1,685,657
Change in net unrealized appreciation
   (depreciation) of futures               --                --                --                --               --             --
Change in net unrealized appreciation
   (depreciation) of forward swaps         --                --                --                --               --             --
Distributions to Preferred Shareholders:
   From net investment income      (2,099,203)       (1,186,754)         (876,328)         (473,047)        (671,536)      (377,637)
   From accumulated net
      realized gains                  (76,287)          (14,809)          (18,836)               --          (22,844)        (3,841)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                  3,219,183        13,404,886         1,469,198         6,163,234          922,747      4,476,497
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income         (8,294,392)       (9,486,568)       (3,585,882)       (4,050,053)      (2,505,800)    (2,813,531)
From accumulated net realized gains  (528,190)         (345,280)         (142,845)               --         (149,733)       (65,438)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders          (8,822,582)       (9,831,848)       (3,728,727)       (4,050,053)      (2,655,533)    (2,878,969)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions    647,482           774,356           122,421           117,890           38,062         56,222
Preferred shares offering costs            --                --                --                --               --         14,942
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions         647,482           774,356           122,421           117,890           38,062         71,164
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares     (4,955,917)        4,347,394        (2,137,108)        2,231,071       (1,694,724)     1,668,692
Net assets applicable to Common
   shares at the beginning
   of year                        160,981,501       156,634,107        65,872,588        63,641,517       47,937,169     46,268,477
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year     $156,025,584      $160,981,501       $63,735,480       $65,872,588      $46,242,445    $47,937,169
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                       $    (13,360)     $    810,186       $    (7,440)      $   390,102      $   (59,814)   $   214,557
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                                     OHIO
                                                                                                         DIVIDEND ADVANTAGE 3 (NVJ)
                                                                                                        ----------------------------
                                                                                                         YEAR ENDED      YEAR ENDED
                                                                                                            7/31/06         7/31/05
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                   $ 2,052,181     $ 2,057,495
Net realized gain (loss) from investments                                                                    (2,845)         (4,849)
Net realized gain (loss) from forward swaps                                                                      --              --
Change in net unrealized appreciation
   (depreciation) of investments                                                                           (991,042)      1,502,016
Change in net unrealized appreciation
   (depreciation) of futures                                                                                 23,324              --
Change in net unrealized appreciation
   (depreciation) of forward swaps                                                                          (15,013)             --
Distributions to Preferred Shareholders:
   From net investment income                                                                              (464,277)       (245,582)
   From accumulated net realized gains                                                                           --          (2,521)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                                                          602,328       3,306,559
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                               (1,709,126)     (1,872,857)
From accumulated net realized gains                                                                              --         (39,484)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                                                                (1,709,126)     (1,912,341)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions                                                                            7,208           3,478
Preferred shares offering costs                                                                                  --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                                                 7,208           3,478
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                                                           (1,099,590)      1,397,696
Net assets applicable to Common
   shares at the beginning of year                                                                       33,605,948      32,208,252
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                                                            $32,506,358     $33,605,948
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the end
   of year                                                                                              $   (56,331)    $    64,974
====================================================================================================================================

See accompanying notes to financial statements.

Notes to
      FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The state funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund
(NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. If the pricing service is unable to supply a price for a municipal bond, future contract or a forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2006, Michigan Quality Income (NUM), Michigan Premium Income (NMP), Michigan Dividend Advantage
(NZW), Ohio Quality Income (NUO), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) had outstanding when-issued/delayed delivery purchase commitments of $5,607,030, $3,568,110, $1,019,460, $705,397, $302,313, $201,542 and $151,157, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended July 31, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                         --          840           --
   Series W                                         --           --          640
   Series TH                                     3,200        1,400           --
   Series F                                        560           --           --
--------------------------------------------------------------------------------
Total                                            3,760        2,240          640
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                           680           --           --           --
   Series T                            --           --           --          660
   Series W                            --        1,240           --           --
   Series TH                        1,400           --           --           --
   Series TH2                       1,000           --           --           --
   Series F                            --           --          960           --
--------------------------------------------------------------------------------
Total                               3,080        1,240          960          660
================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to mitigate the negative impact that an increase in long-term interest rates could have on Common share net asset value. Forward interest rate swap transactions involve each Fund's agreement with the counterparty to pay, in the future, a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract, and would increase or decrease in value based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date were to increase or decrease. The Funds may close out a contract prior to the effective date, at which point a realized gain or loss would be recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated to, terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To minimize such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates, as a substitute for a position in the underlying asset, or to enhance the portfolio's return. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund

Notes to
    FINANCIAL STATEMENTS (continued)



records realized gains or losses equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                       MICHIGAN QUALITY           MICHIGAN PREMIUM          MICHIGAN DIVIDEND
                                         INCOME (NUM)               INCOME (NMP)             ADVANTAGE (NZW)
                                   -----------------------    -----------------------   -----------------------
                                   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                      7/31/06      7/31/05       7/31/06      7/31/05      7/31/06      7/31/05
---------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions        8,799       31,281         5,425        8,960        2,278        1,581
===============================================================================================================
                                         OHIO QUALITY               OHIO DIVIDEND            OHIO DIVIDEND
                                         INCOME (NUO)              ADVANTAGE (NXI)         ADVANTAGE 2 (NBJ)
                                   -----------------------    -----------------------   -----------------------
                                   YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                      7/31/06      7/31/05       7/31/06      7/31/05      7/31/06      7/31/05
---------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions       39,047       44,115         7,448        7,184        2,436        3,544
===============================================================================================================
                                                                                              OHIO DIVIDEND
                                                                                           ADVANTAGE 3 (NVJ)
                                                                                        -----------------------
                                                                                        YEAR ENDED   YEAR ENDED
                                                                                           7/31/06      7/31/05
---------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of distributions                                                               458          217
===============================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended July 31, 2006, were as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Purchases                                  $51,589,494  $11,122,640   $4,041,366
Sales and maturities                        48,195,233   10,549,889    3,749,236
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Purchases                     $23,796,274   $5,386,436   $5,543,417   $1,347,827
Sales and maturities           21,361,295    6,178,340    5,688,380      780,000
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities, based on their Federal tax basis treatment and had no impact on the net asset value of the Funds. Temporary differences do not require reclassification.

At July 31, 2006, the cost of investments was as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Cost of investments                       $261,806,809 $165,801,965  $45,511,781
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Cost of investments          $224,876,886  $90,405,755  $68,447,286  $46,806,290
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2006, were as follows:

                                             MICHIGAN     MICHIGAN     MICHIGAN
                                              QUALITY      PREMIUM     DIVIDEND
                                               INCOME       INCOME    ADVANTAGE
                                                (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                           $13,386,712   $6,748,058   $1,941,268
   Depreciation                              (348,532)    (104,070)    (337,832)
--------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of investments          $13,038,180    $6,643,988  $1,603,436
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                $8,408,812   $3,666,814   $2,114,847  $2,072,857
   Depreciation                  (259,858)    (220,180)    (150,767)    (58,049)
--------------------------------------------------------------------------------
Net unrealized
   appreciation
   (depreciation)
   of investments              $8,148,954   $3,446,634   $1,964,080  $2,014,808
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)


The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at July 31, 2006, were as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *                        $877,261     $673,707     $222,544
Undistributed net
   ordinary income **                               --           --           --
Undistributed net
   long-term capital gains                     510,719      314,618           --
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Undistributed net
   tax-exempt income *           $587,921     $197,856     $121,200      $73,873
Undistributed net
   ordinary income **                  --           --        1,429           --
Undistributed net
   long-term capital gains         51,601       81,890       64,434           --
================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on July 3, 2006, paid on August 1, 2006.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended July 31, 2006 and July 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
2006                                             (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                       $12,059,759   $7,607,421   $2,223,571
Distributions from net
   ordinary income **                               --       20,208           --
Distributions from net
   long-term capital gains***                1,522,925    1,313,082           --
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2006                                (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income          $10,480,603   $4,505,621   $3,209,643   $2,183,862
Distributions from net
   ordinary income **                 749        8,426          350           --
Distributions from net
   long-term capital gains***     604,477      161,865      172,587           --
================================================================================

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
2005                                             (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                       $12,353,910   $7,901,622   $2,070,374
Distributions from net
   ordinary income **                           68,743       44,066           --
Distributions from net
   long-term capital gains                   1,378,291      363,651           --
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2005                                (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Distributions from net
   tax-exempt income          $10,725,327   $4,531,442   $3,201,799   $2,124,939
Distributions from net
   ordinary income **              59,986           --        4,973           --
Distributions from net
   long-term capital gains        300,638           --       69,279       41,879
================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2006.

At July 31, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                           MICHIGAN         OHIO
                                                           DIVIDEND     DIVIDEND
                                                          ADVANTAGE  ADVANTAGE 3
                                                              (NZW)        (NVJ)
--------------------------------------------------------------------------------
Expiration Year:
   2011                                                     $45,364       $   --
   2012                                                          --           --
   2013                                                       8,281        1,451
   2014                                                          --        3,804
--------------------------------------------------------------------------------
Total                                                       $53,645       $5,255
================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2005 through July 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                           MICHIGAN         OHIO
                                                           DIVIDEND     DIVIDEND
                                                          ADVANTAGE  ADVANTAGE 3
                                                              (NZW)        (NVJ)
--------------------------------------------------------------------------------
Total                                                       $28,241       $2,290
================================================================================

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                   MICHIGAN QUALITY INCOME (NUM)
AVERAGE DAILY NET ASSETS                           MICHIGAN PREMIUM INCOME (NMP)
(INCLUDING NET ASSETS                                  OHIO QUALITY INCOME (NUO)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)


                                               MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                   OHIO DIVIDEND ADVANTAGE (NXI)
AVERAGE DAILY NET ASSETS                         OHIO DIVIDEND ADVANTAGE 2 (NBJ)
(INCLUDING NET ASSETS                            OHIO DIVIDEND ADVANTAGE 3 (NVJ)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of July 31, 2006, the complex-level fee rate was .1875%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2001*                     .30%                    2007                      .25%
2002                      .30                     2008                      .20
2003                      .30                     2009                      .15
2004                      .30                     2010                      .10
2005                      .30                     2011                      .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
SEPTEMBER 30,                                     SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                     .30%                    2007                      .25%
2002                      .30                     2008                      .20
2003                      .30                     2009                      .15
2004                      .30                     2010                      .10
2005                      .30                     2011                      .05
2006                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                       YEAR ENDING
MARCH 31,                                         MARCH 31,
--------------------------------------------------------------------------------
2002*                     .30%                    2008                      .25%
2003                      .30                     2009                      .20
2004                      .30                     2010                      .15
2005                      .30                     2011                      .10
2006                      .30                     2012                      .05
2007                      .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on September 1, 2006, to shareholders of record on August 15, 2006, as follows:

                                              MICHIGAN     MICHIGAN     MICHIGAN
                                               QUALITY      PREMIUM     DIVIDEND
                                                INCOME       INCOME    ADVANTAGE
                                                 (NUM)        (NMP)        (NZW)
--------------------------------------------------------------------------------
Dividend per share                              $.0620       $.0605       $.0675
================================================================================

                                     OHIO         OHIO         OHIO         OHIO
                                  QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                                   INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                    (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------
Dividend per share                 $.0655       $.0635       $.0620       $.0615
================================================================================

                        Financial
                               HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:

                                                       Investment Operations                                Less Distributions
                                  -----------------------------------------------------------------  -------------------------------
                                                            Distributions    Distributions
                                                                 from Net             from                  Net
                      Beginning                                Investment          Capital           Investment    Capital
                         Common                       Net       Income to         Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred        Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-           Share-               Share-     Share-
                          Value       Income   Gain (Loss)        holders+         holders+   Total     holders    holders    Total
====================================================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                     $15.88        $ .96        $(.52)          $(.21)           $(.02)   $ .21       $(.81)     $(.11)  $ (.92)
2005                      15.51          .98          .57            (.13)            (.01)    1.41        (.93)      (.11)   (1.04)
2004                      15.14         1.01          .49            (.06)            (.01)    1.43        (.95)      (.11)   (1.06)
2003                      15.48         1.04         (.27)           (.08)            (.01)     .68        (.92)      (.10)   (1.02)
2002                      15.32         1.11          .15            (.11)            (.02)    1.13        (.90)      (.07)    (.97)

MICHIGAN PREMIUM
INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                      15.55          .91         (.40)           (.18)            (.02)     .31        (.79)      (.15)    (.94)
2005                      15.19          .93          .50            (.11)              --     1.32        (.91)      (.05)    (.96)
2004                      15.24          .97          .38            (.04)            (.03)    1.28        (.94)      (.39)   (1.33)
2003                      15.56         1.03         (.37)           (.07)              --      .59        (.91)        --     (.91)
2002                      15.31         1.05          .16            (.11)              --     1.10        (.85)        --     (.85)

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                      15.44          .97         (.40)           (.20)              --      .37        (.87)        --     (.87)
2005                      14.82          .98          .63            (.11)              --     1.50        (.89)        --     (.89)
2004                      14.30          .99          .47            (.05)              --     1.41        (.89)        --     (.89)
2003                      14.42          .99         (.20)           (.07)              --      .72        (.86)        --     (.86)
2002(a)                   14.33          .76          .22            (.07)              --      .91        (.63)        --     (.63)
====================================================================================================================================
                                                                           Total Returns
                                                                       ---------------------
                                                                                     Based
                            Offering                                                    on
                           Costs and       Ending                                   Common
                           Preferred       Common                       Based        Share
                               Share        Share         Ending           on          Net
                        Underwriting    Net Asset         Market       Market        Asset
                           Discounts        Value          Value        Value**      Value**
============================================================================================
MICHIGAN QUALITY
INCOME (NUM)
--------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                           $  --       $15.17         $14.41       (2.28)%        1.41%
2005                              --        15.88          15.67         9.94         9.28
2004                              --        15.51          15.20         5.17         9.52
2003                              --        15.14          15.45         2.40         4.35
2002                              --        15.48          16.10        11.18         7.68

MICHIGAN PREMIUM
INCOME (NMP)
--------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                              --        14.92          14.27        (3.12)        2.06
2005                              --        15.55          15.68        16.03         8.80
2004                              --        15.19          14.37         5.46         8.56
2003                              --        15.24          14.85         2.64         3.71
2002                              --        15.56          15.35        10.52         7.40

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
--------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                              --        14.94          15.81         (.47)        2.46
2005                             .01        15.44          16.79        21.34        10.41
2004                              --        14.82          14.65         2.99        10.00
2003                             .02        14.30          15.10         9.19         5.01
2002(a)                         (.19)       14.42          14.65         2.00         5.21
============================================================================================
                                                             Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------------------
                                          Before Credit/Reimbursement       After Credit/Reimbursement***
                                         -------------------------------   ------------------------------
                                                          Ratio of Net                     Ratio of Net
                                            Ratio of        Investment       Ratio of        Investment
                              Ending        Expenses         Income to       Expenses         Income to
                                 Net      to Average           Average     to Average           Average
                              Assets      Net Assets        Net Assets     Net Assets        Net Assets
                          Applicable      Applicable        Applicable     Applicable        Applicable      Portfolio
                           to Common       to Common         to Common      to Common         to Common       Turnover
                         Shares (000)         Shares++          Shares++       Shares++          Shares++         Rate
=======================================================================================================================
MICHIGAN QUALITY
INCOME (NUM)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                        $177,734            1.23%             6.17%          1.22%             6.19%            18%
2005                         185,900            1.22              6.13           1.21              6.14              8
2004                         181,114            1.22              6.44           1.22              6.45             15
2003                         176,186            1.24              6.56           1.24              6.57             15
2002                         179,630            1.28              7.29           1.27              7.29             19

MICHIGAN PREMIUM
INCOME (NMP)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                         115,611            1.20              6.03           1.19              6.03              6
2005                         120,475            1.19              5.97           1.17              5.98             11
2004                         117,529            1.20              6.28           1.19              6.30             28
2003                         117,418            1.21              6.49           1.20              6.50             18
2002                         119,820            1.25              6.82           1.24              6.83              9

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                          30,823            1.31              5.92            .83              6.40              8
2005                          31,821            1.27              5.93            .81              6.39              8
2004                          30,538            1.28              6.13            .81              6.60              9
2003                          29,443            1.29              6.15            .82              6.61              2
2002(a)                       29,679            1.35*             6.00*           .90*             6.45*            21
=======================================================================================================================
                            Preferred Shares at End of Period
                         ---------------------------------------
                           Aggregate    Liquidation
                              Amount     and Market        Asset
                         Outstanding          Value     Coverage
                                (000)     Per Share    Per Share
=================================================================
MICHIGAN QUALITY
INCOME (NUM)
-----------------------------------------------------------------
Year Ended 7/31:
2006                         $94,000        $25,000      $72,270
2005                          94,000         25,000       74,441
2004                          94,000         25,000       73,169
2003                          94,000         25,000       71,858
2002                          94,000         25,000       72,774

MICHIGAN PREMIUM
INCOME (NMP)
-----------------------------------------------------------------
Year Ended 7/31:
2006                          56,000         25,000       76,612
2005                          56,000         25,000       78,783
2004                          56,000         25,000       77,468
2003                          56,000         25,000       77,419
2002                          56,000         25,000       78,491

MICHIGAN DIVIDEND
ADVANTAGE (NZW)
-----------------------------------------------------------------
Year Ended 7/31:
2006                          16,000         25,000       73,161
2005                          16,000         25,000       74,720
2004                          16,000         25,000       72,716
2003                          16,000         25,000       71,005
2002(a)                       16,000         25,000       71,374
=================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2001 (commencement of operations) through July 31, 2002.

                                 See accompanying notes to financial statements.


                                  70-71 spread

          Selected data for a Common share outstanding throughout each period:

                                                       Investment Operations                                Less Distributions
                                  -----------------------------------------------------------------  -------------------------------
                                                            Distributions    Distributions
                                                                 from Net             from                  Net
                      Beginning                                Investment          Capital           Investment    Capital
                         Common                       Net       Income to         Gains to            Income to   Gains to
                          Share          Net    Realized/       Preferred        Preferred               Common     Common
                      Net Asset   Investment   Unrealized          Share-           Share-               Share-     Share-
                          Value       Income   Gain (Loss)        holders+         holders+   Total     holders    holders    Total
====================================================================================================================================
OHIO QUALITY
INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                     $16.58        $ .98        $(.42)          $(.22)           $(.01)   $ .33      $ (.85)     $(.05)  $ (.90)
2005                      16.21         1.02          .49            (.12)              --     1.39        (.98)      (.04)   (1.02)
2004                      16.17         1.07          .25            (.06)            (.01)    1.25       (1.00)      (.21)   (1.21)
2003                      16.36         1.10         (.22)           (.08)              --      .80        (.99)        --     (.99)
2002                      16.10         1.14          .18            (.13)              --     1.19        (.93)        --     (.93)

OHIO DIVIDEND
ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                      15.55          .96         (.40)           (.21)              --      .35        (.85)      (.03)    (.88)
2005                      15.05         1.00          .57            (.11)              --     1.46        (.96)        --     (.96)
2004                      14.66         1.04          .40            (.06)              --     1.38        (.97)      (.02)    (.99)
2003                      14.83         1.05         (.23)           (.07)              --      .75        (.92)      (.01)    (.93)
2002                      14.57         1.06          .19            (.12)              --     1.13        (.87)        --     (.87)

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                      15.37          .93         (.41)           (.22)            (.01)     .29        (.80)      (.05)    (.85)
2005                      14.85          .95          .61            (.12)              --     1.44        (.90)      (.02)    (.92)
2004                      14.31          .99          .53            (.06)              --     1.46        (.92)        --     (.92)
2003                      14.48         1.00         (.23)           (.08)              --      .69        (.87)        --     (.87)
2002(a)                   14.33          .78          .23            (.08)              --      .93        (.62)        --     (.62)

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                      15.57          .95         (.45)           (.22)              --      .28        (.79)        --     (.79)
2005                      14.93          .95          .69            (.11)              --     1.53        (.87)      (.02)    (.89)
2004                      14.48          .96          .51            (.06)            (.01)    1.40        (.88)      (.07)    (.95)
2003                      14.83          .97         (.29)           (.07)            (.01)     .60        (.88)      (.06)    (.94)
2002(b)                   14.33          .25          .65            (.02)              --      .88        (.22)        --     (.22)
====================================================================================================================================
                                                                            Total Returns
                                                                        ---------------------
                                                                                      Based
                             Offering                                                    on
                            Costs and       Ending                                   Common
                            Preferred       Common                       Based        Share
                                Share        Share         Ending           on          Net
                         Underwriting    Net Asset         Market       Market        Asset
                            Discounts        Value          Value        Value**      Value**
=============================================================================================
OHIO QUALITY
INCOME (NUO)
---------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                             $ --       $16.01         $15.83        (1.36)%       2.10%
2005                               --        16.58          16.96        10.25         8.70
2004                               --        16.21          16.30         2.59         7.87
2003                               --        16.17          17.04        (3.15)        4.84
2002                               --        16.36          18.62        17.00         7.63

OHIO DIVIDEND
ADVANTAGE (NXI)
---------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                               --        15.02          15.05        (6.53)        2.32
2005                               --        15.55          17.00        21.79         9.87
2004                               --        15.05          14.80        10.70         9.54
2003                              .01        14.66          14.26         (.04)        5.09
2002                               --        14.83          15.15         4.48         8.02

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
---------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                               --        14.81          14.70          .35         1.96
2005                               --        15.37          15.48        11.63         9.90
2004                               --        14.85          14.70         9.60        10.33
2003                              .01        14.31          14.26         3.17         4.74
2002(a)                          (.16)       14.48          14.65         1.91         5.58

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
---------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                               --        15.06          14.75        (2.33)        1.87
2005                               --        15.57          15.90        17.60        10.40
2004                               --        14.93          14.30         5.86         9.72
2003                             (.01)       14.48          14.40          .09         3.81
2002(b)                          (.16)       14.83          15.30         3.47         5.05
=============================================================================================
                                                               Ratios/Supplemental Data
                           ----------------------------------------------------------------------------------------------
                                            Before Credit/Reimbursement       After Credit/Reimbursement***
                                           -------------------------------   ------------------------------
                                                            Ratio of Net                     Ratio of Net
                                              Ratio of        Investment       Ratio of        Investment
                                Ending        Expenses         Income to       Expenses         Income to
                                   Net      to Average           Average     to Average           Average
                                Assets      Net Assets        Net Assets     Net Assets        Net Assets
                            Applicable      Applicable        Applicable     Applicable        Applicable      Portfolio
                             to Common       to Common         to Common      to Common         to Common       Turnover
                           Shares (000)         Shares++          Shares++       Shares++          Shares++         Rate
=========================================================================================================================
OHIO QUALITY
INCOME (NUO)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                          $156,026            1.20%             6.05%          1.19%             6.06%             9%
2005                           160,982            1.19              6.16           1.18              6.17             14
2004                           156,634            1.20              6.46           1.19              6.47             31
2003                           155,412            1.22              6.59           1.22              6.60             12
2002                           156,351            1.26              7.10           1.24              7.12             26

OHIO DIVIDEND
ADVANTAGE (NXI)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                            63,735            1.21              5.85            .76              6.30              6
2005                            65,873            1.21              6.00            .76              6.46             14
2004                            63,642            1.20              6.41            .75              6.86             10
2003                            61,924            1.23              6.52            .78              6.97              6
2002                            62,548            1.24              6.79            .78              7.25             18

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                            46,242            1.27              5.71            .78              6.19              8
2005                            47,937            1.23              5.71            .77              6.17             14
2004                            46,268            1.25              6.13            .79              6.60             15
2003                            44,578            1.27              6.26            .81              6.72             15
2002(a)                         45,073            1.25*             6.12*           .80*             6.57*            39

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2006                            32,506            1.28              5.76            .81              6.23              2
2005                            33,606            1.27              5.68            .81              6.14              3
2004                            32,208            1.28              5.87            .81              6.34              8
2003                            31,245            1.28              5.89            .82              6.35             16
2002(b)                         31,995            1.22*             4.72*           .80*             5.15*             7
=========================================================================================================================
                                Preferred Shares at End of Period
                             ---------------------------------------
                               Aggregate    Liquidation
                                  Amount     and Market        Asset
                             Outstanding          Value     Coverage
                                    (000)     Per Share    Per Share
=====================================================================
OHIO QUALITY
INCOME (NUO)
---------------------------------------------------------------------
Year Ended 7/31:
2006                             $77,000        $25,000      $75,658
2005                              77,000         25,000       77,267
2004                              77,000         25,000       75,855
2003                              77,000         25,000       75,458
2002                              77,000         25,000       75,763

OHIO DIVIDEND
ADVANTAGE (NXI)
---------------------------------------------------------------------
Year Ended 7/31:
2006                              31,000         25,000       76,400
2005                              31,000         25,000       78,123
2004                              31,000         25,000       76,324
2003                              31,000         25,000       74,938
2002                              31,000         25,000       75,442

OHIO DIVIDEND
ADVANTAGE 2 (NBJ)
---------------------------------------------------------------------
Year Ended 7/31:
2006                              24,000         25,000       73,169
2005                              24,000         25,000       74,935
2004                              24,000         25,000       73,196
2003                              24,000         25,000       71,435
2002(a)                           24,000         25,000       71,951

OHIO DIVIDEND
ADVANTAGE 3 (NVJ)
---------------------------------------------------------------------
Year Ended 7/31:
2006                              16,500         25,000       74,252
2005                              16,500         25,000       75,918
2004                              16,500         25,000       73,800
2003                              16,500         25,000       72,341
2002(b)                           16,500         25,000       73,477
=====================================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2001 (commencement of operations) through July 31, 2002.
(b) For the period March 25, 2002 (commencement of operations) through July 31, 2002.


                                 See accompanying notes to financial statements.

                                  72-73 spread

Board Members
       AND OFFICERS


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             167
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Board                  Nuveen Institutional Advisory Corp.(3); formerly, Director
Chicago, IL 60606              Member                     (1996-2006) of Institutional Capital Corporation; Chairman
                                                          and Director (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset Management,
                                                          Inc. (since 1999); Chairman of Nuveen Investments
                                                          Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Lead Independent   1997    Private Investor and Management Consultant.                           167
8/22/40                        Board member
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  167
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       167
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean, Tippie College of Business, University of Iowa (since           167
3/6/48                                                    June 2006); formerly, Dean and Distinguished Professor of Finance,
333 W. Wacker Drive                                       School of Business at the University of Connecticut (2003-2006);
Chicago, IL 60606                                         previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003);
                                                          Director (since 1997), Credit Research Center at Georgetown
                                                          University; Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              165
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.


                                       74

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             167
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, 2004) of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and
                                                          member of the Audit Committee of Premier Health Partners,
                                                          the not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     167
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       167
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; formerly, Director
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman
                                                          (since 1997), Board of Directors, Rubicon, a pure
                                                          captive insurance company owned by Northwestern
                                                          University; Director (since 1997), Evanston
                                                          Chamber of Commerce and Evanston Inventure, a
                                                          business development organization.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               167
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director (since
                                                          2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. and Symphony Asset Management LLC (since 2003);
                                                          Assistant Secretary of Tradewinds NWQ Global Investors, LLC
                                                          (since 2006); Chartered Financial Analyst.


                                       75

Board Members
       AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               167
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 167
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President and Treasurer of Nuveen Investments, LLC               167
11/28/67                                                  and of Nuveen Investments, Inc. (since 1999); Vice President
333 W. Wacker Drive                                       and Treasurer of Nuveen Asset Management (since 2002)
Chicago, IL 60606                                         and of Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Treasurer of NWQ Investment Management Company, LLC.
                                                          (since 2002); Vice President and Treasurer of Nuveen
                                                          Rittenhouse Asset Management, Inc. and Symphony Asset
                                                          Management LLC (since 2003); Treasurer, Tradewinds NWQ
                                                          Global Investors, LLC (since 2006); formerly, Vice President and
                                                          Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             167
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems, Scudder
                                                          Investments Japan, (2000-2002), Senior Vice President, Head of
                                                          Plan Administration and Participant Services, Scudder Investments
                                                          (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  167
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President
                                                          and Assistant Secretary (since 2005) of Nuveen Asset
                                                          Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           167
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           167
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                          Management; Vice President (since 2002) of Nuveen
                                                          Investments Advisers Inc.; Chartered Financial Analyst.


                                       76

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         167
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    167
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               167
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             167
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive            Secretary                  and Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002), Symphony Asset
                                                          Management LLC (since 2003) and Tradewinds NWQ Global
                                                          Investors, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

                        ANNUAL INVESTMENT
                        MANAGEMENT AGREEMENT
                        APPROVAL PROCESS


The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of each Fund. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     o    the nature, extent and quality of services provided by the Fund
          Adviser;

     o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

     o the Fund's past performance, the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and to customized benchmarks;

     o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

     o    the expenses of the Fund Adviser in providing the various services;

     o the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);

     o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

     o    the soft dollar practices of the Fund Adviser, if any; and

     o from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees con sidered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives and enhancements Nuveen has taken for its municipal fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees further reviewed materials describing, among other things, the teams and personnel involved in the investment, research, risk-management and operational processes involved in managing municipal funds and their respective functions. Given the Trustees' experience with the Funds and Fund Adviser, the Trustees recognized the demonstrated history of care and depth of experience of the respective personnel in managing these Funds. In this regard, the Trustees considered the continued quality of the Fund Adviser's investment process in making portfolio management decisions as well as additional refinements and improvements adopted to the portfolio management processes noted below. With respect to the services provided to municipal funds, including the Funds, the Trustees noted that the Fund Adviser continues to make refinements to its portfolio management process including, among other things, the increased use of derivatives to enhance management of risk, additional analytical software for research staff and improved municipal pricing processes.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

In addition to the foregoing, the Trustees also noted the additional services that the Fund Adviser or its affiliates provide to closed-end funds, including, in particular, secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of initiatives designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include providing advertising and other media relations programs, continued contact with analysts, maintaining and enhancing its website for closed-end funds, and targeted advisor communication programs. With respect to funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by maintaining, among other things, an in-house preferred trading desk; designating a product manager whose responsibilities include creating and disseminating product information and managing relations in connection with the preferred share auction; and maintaining systems necessary to test compliance with rating agency requirements.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUND AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and portfolio level performance against customized benchmarks, as described below. In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund still may not adequately reflect such Fund's investment objectives, strategies and portfolio duration, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group. With respect to state specific municipal funds, the Trustees recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The closed-end state municipal funds that do not have corresponding state-specific Performance Peer Groups are from Arizona, Connecticut, Georgia, Maryland, Massachusetts, Missouri, North Carolina, Ohio, Texas, and Virginia. Further, due to a lack of state-specific unleveraged categories, certain unleveraged state municipal funds are included in their leveraged state category (such as, the Nuveen California Select Tax-Free Income Fund, Nuveen California Municipal Value Fund, Nuveen New York Select Tax-Free Income Fund and Nuveen New York Municipal Value Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2005. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2005 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group

                        ANNUAL INVESTMENT MANAGEMENT
                        AGREEMENT APPROVAL PROCESS (continued)


     may be the same. Further, the Trustees recognized that in certain cases the closest Peer Universe and/or Peer Group did not adequately reflect the Fund's investment objectives and strategies limiting the usefulness of comparisons. In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including differences in the use of leverage and insurance) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients, including municipal managed accounts. In general, the fees charged for separate accounts are somewhat lower than the fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to closed-end municipal funds, the Trustees believe such facts justify the different levels of fees.

     3. PROFITABILITY OF FUND ADVISER

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the Fund Adviser's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Trustees considered revenues received by affiliates of the Fund Adviser for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund, and that the renewal of the Investment Management Agreements should be approved.

                        Reinvest Automatically
                               EASILY AND CONVENIENTLY


Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071 Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Photo of: 2 women looking at a photo album.


Nuveen Investments:
SERVING Investors
          For GENERATIONS


Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                o Share prices
                                o Fund details
           Learn more           o Daily financial news
about Nuveen Funds at           o Investor education
   WWW.NUVEEN.COM/CEF           o Interactive planning tools



Logo: NUVEEN Investments


                                                                     EAN-B-0706D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



               Nuveen Michigan Quality Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------
July 31, 2006                            $ 12,895                   $ 0                $ 400               $ 2,900
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                    0%                   0%                    0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------
July 31, 2005                            $ 12,181                   $ 0                $ 431               $ 2,700
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                    0%                   0%                    0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                 AUDIT-RELATED FEES     TAX FEES BILLED TO       ALL OTHER FEES
                                BILLED TO ADVISER AND        ADVISER AND        BILLED TO ADVISER
                                    AFFILIATED FUND       AFFILIATED FUND      AND AFFILIATED FUND
                                   SERVICE PROVIDERS    SERVICE PROVIDERS (1)   SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------
July 31, 2006                              $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                          0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------
July 31, 2005                              $ 0                $ 2,200                  $ 0
--------------------------------------------------------------------------------------------------
Percentage approved                          0%                     0%                   0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $275,000 in 2006 and $282,575 in 2005.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                         TOTAL NON-AUDIT FEES
                                                          BILLED TO ADVISER AND
                                                         AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                          PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                         RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                                 TOTAL NON-AUDIT FEE    OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                    BILLED TO FUND       REPORTING OF THE FUND)           ENGAGEMENTS)        TOTAL
--------------------------------------------------------------------------------------------------------------------
July 31, 2006                           $ 3,300                $ 2,200                        $ 0            $ 5,500
July 31, 2005                           $ 3,131                $ 2,200                        $ 0            $ 5,331

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Cathryn Steeves     Nuveen Michigan Quality Income Municipal Fund, Inc.

      Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER   MANAGED                            ACCOUNTS       ASSETS*
--------------------------------------------------------------------------------
Cathryn Steeves     Registered Investment Company           67    $13.09 billion
                    Other Pooled Investment Vehicles         0     $0
                    Other Accounts                           0     $0

* Assets are as of July 31, 2006. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of August 30, 2006, the S&P/Investortools Municipal Bond index was comprised of 47,346 securities with an aggregate current market value of $879 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

      Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the July 31, 2006, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------------------------------------------------------------------------------------------------------
                                                                                                         DOLLAR
                                                                                                         RANGE OF
                                                                                            DOLLAR       EQUITY
                                                                                            RANGE OF     SECURITIES
                                                                                            EQUITY       BENEFICIALLY
                                                                                            SECURITIES   OWNED IN
                                                                                            BENEFICIALLY THE
                                                                                            OWNED IN     REMAINDER
                                                                                            FUND         OF NUVEEN
                                                                                                         FUNDS
                                                                                                         MANAGED BY
                                                                                                         NAM'S
                                                                                                         MUNICIPAL
                                                                                                         INVESTMENT
NAME OF PORTFOLIO MANAGER  FUND                                                                          TEAM
-------------------------------------------------------------------------------------------------------------------------
Cathryn Steeves            Nuveen Michigan Quality Income Municipal Fund, Inc.              $0           $10,001-$50,000
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Cathryn Steeves, PhD is currently a portfolio manager for 68 state-specific municipal bond funds. She joined Nuveen in 1996 and worked as a senior analyst in the healthcare sector. Cathryn has an undergraduate degree from Wake Forest University, an MA, MPhil and a PhD from Columbia University.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During this reporting period, the registrant's Board of Trustees implemented a change to the procedures by which shareholders may recommend nominees to the registrant's board of trustees by amending the registrant's by-laws to include a provision specifying the date by which shareholder nominations for election as trustee at a subsequent meeting must be submitted to the registrant. Shareholders must deliver or mail notice to the registrant not less than forty-five days nor more than sixty days prior to the first anniversary date of the date on which the registrant first mailed its proxy materials for the prior year's annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty days before the first anniversary date of the annual meeting for the preceding year and ends thirty days after such anniversary date (an annual meeting date outside such period being referred to as an "Other Annual Meeting Date" hereafter), the shareholder notice must be given no later than the close of business on the date forty-five days prior to such Other Annual Meeting Date or the tenth business day following the date such Other Annual Meeting Date is first publicly announced or disclosed. The shareholder's notice must be in writing and set forth the name, age, date of birth, business address, residence address and nationality of the person(s) being nominated and the class or series, number of all shares of the registrant owned of record or beneficially be each such person(s), any other information regarding such person required by Item 401 of Regulation S-K or Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended, any other information regarding the person(s) to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees, and whether such shareholder believes any nominee is or will be an "interested person" (as that term is defined in the Investment Company Act of 1940, as amended) of the registrant or sufficient information to enable the registrant to make that determination and the written and signed consent of the person(s) to be nominated.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Michigan Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: October 6, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: October 6, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: October 6, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.